UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09013

Eaton Vance Senior Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2008

Item 1. Reports to Stockholders

Annual Report June 30, 2008

EATON VANCE
SENIOR
INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Senior Income Trust as of June 30, 2008

MANAGEMENT’s DiscussioN oF Fund performance

Scott H. Page, CFA

Co-Portfolio Manager

John Redding

Co-Portfolio Manager

Economic and Market Conditions

•

The price dislocation in credit markets that began in the second half of 2007 worsened during the first quarter of 2008 before rebounding toward the end of the second quarter. What began as a reaction to the unrelated but growing subprime mortgage problem, grew into a substantial market-wide sell-off that affected not just the loan market but other fixed income and equity asset classes as well. This turmoil led to the collapse of Bear Stearns, and the Federal Reserve’s unprecedented action to provide liquidity to the broader market to avert a possible risk of financial market collapse. The impact on the bank loan asset class was significant and unprecedented. Average loan prices, which had fallen about 4-5% by December 2007, declined a further 7-8% by mid-February before recovering somewhat by the end of that month. Along with the tentative return of market confidence, loan prices have generally been rising since mid-March 2008 and, as of June 30, 2008, were up approximately 5-6% from their mid-February bottom. Management is cautiously optimistic that the worst is behind us.

•

Notwithstanding the market turmoil, management believes that the bank loan asset class fundamentals remain relatively benign. Default rates in the market place have increased to 1.7%, but remain below historical averages of 3%. According to S&P’s Leveraged Commentary & Data, the market expectations are for default rates to reach 5% in 2008 and 2009. While default risks have certainly increased in the past several months due to the weakening economy, management believes they are contained and are already priced into the asset class. Actual realized credit losses from defaulted loans during the year ended June 30, 2008 were minimal.

Management Discussion

•

The Trust is a closed-end fund and trades on the New York Stock Exchange under the symbol “EVF.” The Trust’s investment objective is to provide a high level of current income consistent with preservation of capital, by investing primarily in senior loans. In managing the Trust, the investment adviser seeks to invest in a portfolio of senior loans that will be less volatile over time than the general loan market. The Trust may also invest in high yield bonds, and, as discussed on the next page, may employ leverage, which may increase risk.

•

The Trust’s investments included senior loans to 435 borrowers spanning 39 industries at June 30, 2008, with an average loan size of 0.21% of total investments, and no industry constituting more than 10% of total investments. Health care, business equipment and services, publishing, cable and satellite television and leisure goods/activities/movies were the largest industry weightings. The Trust remained well diversified by industry, market and geography – a strategy management believes may help the Trust weather an economic downturn.

•	The Trust had an approximate 1.5% exposure to home builders. The Trust did not have any exposure to sub-prime or prime mortgage lenders during year ended June 30, 2008.

Eaton Vance Senior Income Trust

Total Return Performance 6/30/07 – 6/30/08

NYSE Symbol		EVF
At Market(1)		-16.01%
At Net Asset Value(1)		-7.58%
S&P/LSTA Leveraged Loan Index(2)		-2.43%
Total Distributions per common share		$0.605
Distribution Rate(3)	At Market	7.79%
	At NAV	6.90%

Please refer to page 3 for additional performance information.

(1)	Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares and its participation in a commercial paper program.

(2)

It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage.

(3)

The Distribution Rate is based on the Trust’s most recent monthly distribution per share (annualized) divided by the Trust’s NAV or market price at the end of the period. The Trust’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

•

The Trust’s net asset value declined from November 2007 through February 2008, as the dimensions of the credit crises widened, before rebounding from March through May 2008, reflecting conditions in the broader market. The Trust underperformed its benchmark during the period primarily due to the use of leverage. Unlike the Trust, the Index’s return does not reflect the effect of leverage.

•

As of June 30, 2008, the Trust had leverage in the amount of approximately 44.1% of the Trust’s total assets. The Trust employs leverage though the issuance of Auction Preferred Shares (“APS”) and debt financing.(1) Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Trust’s APS rises and falls with changes in short-term interest rates. Such increases/decreases in cost of the Trust’s APS may be offset by increased/decreased income from the Trust’s senior loan investments.

•

As has been widely reported since mid-February 2008, the normal functioning of the auction market in the U.S. for certain types of “auction rate securities” has been disrupted by an imbalance between buy and sell orders. Consistent with patterns in the broader market for auction rate securities, the Trust has, since mid-February, experienced unsuccessful APS auctions. In the event of an unsuccessful auction, the affected APS shares remain outstanding, and the dividend rate reverts to the specified maximum payable rate specified by the Trust’s By-Laws.

(1)

In the event of a rise in long-term interest rates or a decline in bank loan prices due to market conditions, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares and debt financing.

Portfolio Composition

Top Ten Holdings(2)

By total investments

SunGard Data Systems, Inc.	1.3%
Charter Communications Operating, Inc.	1.1
HCA, Inc.	1.1
Idearc, Inc.	1.0
Georgia-Pacific Corp.	0.9
Univision Communications, Inc.	0.9
Community Health Systems, Inc.	0.8
WMG Acquisition Corp.	0.8
Harrah’s Operating Co.	0.8
TXU Texas Competitive Electric Holdings Co., LLC	0.7

(2) Reflects the Trust’s investments as of 6/30/08. Holdings are shown as a percentage of the Trust’s total investments.

Top Five Industries(3)

By total investments

Health Care	9.1%
Business Equipment and Services	6.7
Publishing	6.4
Cable and Satellite Television	6.2
Leisure Goods/Activities/Movies	5.4

(3) Reflects the Trust’s investments as of 6/30/08. Industries are shown as a percentage of the Trust’s total investments.

Credit Quality Ratings for

Total Loan Investments(4)

By total loan investments

Baa	1.1%
Ba	52.0
B	31.3
Caa	3.2
Non-Rated (5)	12.4

(4)	Credit Quality ratings are those provided by Moody’s Investors Service, Inc., a nationally recognized bond rating service. As a percentage of the Trust’s total loan investments as of 6/30/08.

(5)

Certain loans in which the Trust invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance Senior Income Trust as of June 30, 2008

FuND pERFoRMANcE

Trust Performance(1)

New York Stock Exchange Symbol	EVF

Average Annual Total Return (by share price, NYSE)
One Year	-16.01%
Five Years	0.71
Life of Trust (10/30/98)	3.17

Average Annual Total Return (at net asset value)
One Year	-7.58%
Five Years	4.20
Life of Trust (10/30/98)	4.48

(1)

Performance results reflect the effect of leverage resulting from the Trust issuance of Auction Preferred Shares and its participation in a commercial paper program. In the event of a rise in long-term interest rates or a decline in bank loan prices due to market conditions, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares and debt financing.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS

	Senior Floating-Rate Interests — 160.3%(1)
	Principal Amount*	Borrower/Tranche Description	Value
	Aerospace and Defense — 3.2%
	ACTS Aero Technical Support & Service, Inc.
	375,547	Term Loan, 5.96%, Maturing October 5, 2014	$300,438
	Colt Defense, LLC
	491,944	Term Loan, 5.73%, Maturing July 9, 2014	464,887
	DAE Aviation Holdings, Inc.
	222,606	Term Loan, 6.58%, Maturing July 31, 2014	215,650
	220,556	Term Loan, 6.65%, Maturing July 31, 2014	213,663
	Evergreen International Aviation
	947,337	Term Loan, 9.00%, Maturing October 31, 2011	857,340
	Hawker Beechcraft Acquisition
	89,281	Term Loan, 4.80%, Maturing March 26, 2014	84,133
	1,528,192	Term Loan, 4.80%, Maturing March 26, 2014	1,440,083
	Hexcel Corp.
	252,581	Term Loan, 4.88%, Maturing March 1, 2012	248,792
	IAP Worldwide Services, Inc.
	474,161	Term Loan, 8.25%, Maturing December 30, 2012	389,405
	Spirit AeroSystems, Inc.
	622,916	Term Loan, 4.57%, Maturing December 31, 2011	606,175
	TransDigm, Inc.
	1,375,000	Term Loan, 4.80%, Maturing June 23, 2013	1,336,973
	Vought Aircraft Industries, Inc.
	1,097,612	Term Loan, 4.99%, Maturing December 17, 2011	1,068,113
	500,000	Term Loan, 7.50%, Maturing December 22, 2011	490,937
	Wesco Aircraft Hardware Corp.
	972,500	Term Loan, 5.06%, Maturing September 29, 2013	946,061
			$8,662,650
	Air Transport — 1.2%
	Airport Development and Investment, Ltd.
GBP	982,900	Term Loan — Second Lien, 9.94%, Maturing April 7, 2011	$1,733,338
	Delta Air Lines, Inc.
	1,142,241	Term Loan — Second Lien, 6.15%, Maturing April 30, 2014	761,018
	Northwest Airlines, Inc.
	1,138,500	DIP Loan, 4.48%, Maturing August 21, 2008	861,465
			$3,355,821
	Automotive — 5.2%
	Accuride Corp.
	862,448	Term Loan, 6.03%, Maturing January 31, 2012	$829,387

	Principal Amount*	Borrower/Tranche Description	Value
	Automotive (continued)
	Adesa, Inc.
	2,202,750	Term Loan, 5.06%, Maturing October 18, 2013	$1,997,619
	Affina Group, Inc.
	284,032	Term Loan, 5.90%, Maturing November 30, 2011	264,150
	Allison Transmission, Inc.
	1,588,000	Term Loan, 5.33%, Maturing September 30, 2014	1,421,260
	AxleTech International Holding, Inc.
	925,000	Term Loan — Second Lien, 9.19%, Maturing April 21, 2013	913,437
	Chrysler Financial
	473,807	Term Loan, 6.78%, Maturing August 1, 2014	392,430
	CSA Acquisition Corp.
	178,107	Term Loan, 5.31%, Maturing December 23, 2011	166,530
	445,055	Term Loan, 5.31%, Maturing December 23, 2011	416,126
	Dayco Products, LLC
	949,862	Term Loan, 7.53%, Maturing June 21, 2011	710,022
	Federal-Mogul Corp.
	773,057	Term Loan, 4.41%, Maturing December 27, 2014	649,368
	598,497	Term Loan, 4.41%, Maturing December 27, 2015	502,738
	Ford Motor Co.
	935,750	Term Loan, 5.48%, Maturing December 15, 2013	757,373
	General Motors Corp.
	1,757,781	Term Loan, 5.06%, Maturing November 29, 2013	1,476,536
	Goodyear Tire & Rubber Co.
	1,300,000	Term Loan — Second Lien, 4.54%, Maturing April 30, 2010	1,182,187
	HLI Operating Co., Inc.
EUR	21,818	Term Loan, 4.25%, Maturing May 30, 2014	30,594
EUR	374,400	Term Loan, 7.47%, Maturing May 30, 2014	524,998
	Keystone Automotive Operations, Inc.
	453,983	Term Loan, 6.18%, Maturing January 12, 2012	368,861
	LKQ Corp.
	520,962	Term Loan, 4.73%, Maturing October 12, 2014	516,404
	TriMas Corp.
	126,563	Term Loan, 5.39%, Maturing August 2, 2011	119,918
	538,840	Term Loan, 5.16%, Maturing February 28, 2012	510,551
	United Components, Inc.
	590,152	Term Loan, 4.70%, Maturing June 30, 2010	566,545
			$14,317,034

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Beverage and Tobacco — 0.3%
	Culligan International Co.
EUR	500,000	Term Loan — Second Lien, 9.44%, Maturing May 31, 2013	$413,582
	493,750	Term Loan, 4.91%, Maturing November 24, 2014	365,375
			$778,957
	Brokers, Dealers and Investment Houses — 0.4%
	AmeriTrade Holding Corp.
	1,025,427	Term Loan, 3.98%, Maturing December 31, 2012	$996,693
			$996,693
	Building and Development — 6.0%
	AIMCO Properties, L.P.
	2,050,000	Term Loan, 3.98%, Maturing March 23, 2011	$1,957,750
	Beacon Sales Acquisition, Inc.
	368,437	Term Loan, 4.68%, Maturing September 30, 2013	315,935
	Brickman Group Holdings, Inc.
	790,000	Term Loan, 4.80%, Maturing January 23, 2014	734,700
	Building Materials Corp. of America
	738,820	Term Loan, 5.69%, Maturing February 22, 2014	659,766
	Capital Automotive (REIT)
	674,441	Term Loan, 4.21%, Maturing December 16, 2010	653,470
	Epco/Fantome, LLC
	759,000	Term Loan, 5.11%, Maturing November 23, 2010	673,271
	Hovstone Holdings, LLC
	327,500	Term Loan, 6.97%, Maturing February 28, 2009	277,229
	LNR Property Corp.
	1,320,000	Term Loan, 6.03%, Maturing July 3, 2011	1,109,625
	Metroflag BP, LLC
	300,000	Term Loan — Second Lien, 11.48%, Maturing January 2, 2009	243,000
	Mueller Water Products, Inc.
	1,199,703	Term Loan, 4.56%, Maturing May 24, 2014	1,140,717
	November 2005 Land Investors
	152,467	Term Loan, 6.48%, Maturing May 9, 2011	116,637
	Panolam Industries Holdings, Inc.
	662,910	Term Loan, 5.55%, Maturing September 30, 2012	596,619
	Re/Max International, Inc.
	491,944	Term Loan, 6.23%, Maturing December 17, 2012	445,210
	493,929	Term Loan, 10.23%, Maturing December 17, 2012	447,005
	Realogy Corp.
	472,500	Term Loan, 5.46%, Maturing September 1, 2014	403,313
	1,755,000	Term Loan, 5.48%, Maturing September 1, 2014	1,498,017
	South Edge, LLC
	421,875	Term Loan, 7.25%, Maturing October 31, 2009	262,617

	Principal Amount*	Borrower/Tranche Description	Value
	Building and Development (continued)
	Stile Acquisition Corp.
	558,893	Term Loan, 4.89%, Maturing April 6, 2013	$519,071
	557,940	Term Loan, 4.89%, Maturing April 6, 2013	518,186
	Tousa/Kolter, LLC
	695,600	Term Loan, 5.00%, Maturing March 31, 2031(4)	330,340
	TRU 2005 RE Holding Co.
	2,200,000	Term Loan, 5.46%, Maturing December 9, 2008	2,076,250
	United Subcontractors, Inc.
	450,350	Term Loan — Second Lien, 12.42%, Maturing June 27, 2013(3)	225,175
	Wintergames Acquisition ULC
	1,384,684	Term Loan, 5.89%, Maturing April 24, 2009	1,322,373
			$16,526,276
	Business Equipment and Services — 11.4%
	ACCO Brands Corp.
	215,250	Term Loan, 4.49%, Maturing August 17, 2012	$209,869
	Activant Solutions, Inc.
	872,359	Term Loan, 4.75%, Maturing May 1, 2013	775,309
	Acxiom Corp.
	679,333	Term Loan, 4.42%, Maturing September 15, 2012	662,350
	Affiliated Computer Services
	1,151,500	Term Loan, 4.47%, Maturing March 20, 2013	1,117,854
	438,750	Term Loan, 4.48%, Maturing March 20, 2013	425,930
	Affinion Group, Inc.
	1,385,810	Term Loan, 5.17%, Maturing October 17, 2012	1,341,925
	Allied Security Holdings, LLC
	654,893	Term Loan, 5.49%, Maturing June 30, 2010	625,423
	DynCorp International, LLC
	570,242	Term Loan, 4.81%, Maturing February 11, 2011	548,858
	Education Management, LLC
	2,023,340	Term Loan, 4.56%, Maturing June 1, 2013	1,877,492
	Info USA, Inc.
	316,924	Term Loan, 4.81%, Maturing February 14, 2012	304,247
	iPayment, Inc.
	482,731	Term Loan, 4.64%, Maturing May 10, 2013	423,596
	ista International GmbH
EUR	563,126	Term Loan, 7.12%, Maturing May 14, 2015	784,092
EUR	111,874	Term Loan, 7.12%, Maturing May 14, 2015	155,772
	Kronos, Inc.
	589,714	Term Loan, 5.05%, Maturing June 11, 2014	544,380
	Language Line, Inc.
	395,512	Term Loan, 6.06%, Maturing June 11, 2011	371,781

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Mitchell International, Inc.
	500,000	Term Loan — Second Lien, 8.06%, Maturing March 28, 2015	$477,500
N.E.W. Holdings I, LLC
	1,040,075	Term Loan, 5.22%, Maturing May 22, 2014	943,218
Protection One, Inc.
	1,218,291	Term Loan, 4.74%, Maturing March 31, 2012	1,133,011
Quantum Corp.
	181,250	Term Loan, 6.30%, Maturing July 12, 2014	160,406
Quintiles Transnational Corp.
	900,000	Term Loan — Second Lien, 6.90%, Maturing March 31, 2014	870,750
Sabre, Inc.
	2,642,040	Term Loan, 4.73%, Maturing September 30, 2014	2,190,063
Serena Software, Inc.
	723,768	Term Loan, 4.68%, Maturing March 10, 2013	664,057
Sitel (Client Logic)
	532,364	Term Loan, 6.21%, Maturing January 29, 2014	420,567
EUR	973,203	Term Loan, 6.97%, Maturing January 29, 2014	1,211,331
Solera Holdings, LLC
EUR	420,634	Term Loan, 6.96%, Maturing May 15, 2014	616,338
SunGard Data Systems, Inc.
	6,823,274	Term Loan, 4.51%, Maturing February 11, 2013	6,476,993
TDS Investor Corp.
	722,578	Term Loan, 4.73%, Maturing August 23, 2013	651,926
	144,986	Term Loan, 5.05%, Maturing August 23, 2013	130,809
EUR	527,114	Term Loan, 7.21%, Maturing August 23, 2013	756,269
Transaction Network Services, Inc.
	322,534	Term Loan, 4.45%, Maturing May 4, 2012	300,763
Valassis Communications, Inc.
	119,039	Term Loan, 4.56%, Maturing March 2, 2014	113,732
	604,472	Term Loan, 4.56%, Maturing March 2, 2014	577,523
VWR International, Inc.
	875,000	Term Loan, 4.98%, Maturing June 28, 2013	806,094
WAM Acquisition, S.A.
EUR	153,716	Term Loan, 6.71%, Maturing May 4, 2014	223,721
EUR	93,087	Term Loan, 6.71%, Maturing May 4, 2014	135,480
EUR	153,716	Term Loan, 7.21%, Maturing May 4, 2015	223,761
EUR	93,087	Term Loan, 7.21%, Maturing May 4, 2015	135,504
West Corp.
	1,797,682	Term Loan, 5.09%, Maturing October 24, 2013	1,652,262
			$31,040,956

Principal Amount*		Borrower/Tranche Description	Value
Cable and Satellite Television — 10.7%
Atlantic Broadband Finance, LLC
	1,736,005	Term Loan, 5.06%, Maturing February 10, 2011	$1,681,031
Bragg Communications, Inc.
	1,191,000	Term Loan, 5.18%, Maturing August 31, 2014	1,179,090
Bresnan Broadband Holdings, LLC
	1,500,000	Term Loan, 5.02%, Maturing March 29, 2014	1,447,500
	650,000	Term Loan — Second Lien, 7.47%, Maturing March 29, 2014	605,719
Cequel Communications, LLC
	875,000	Term Loan — Second Lien, 7.37%, Maturing March 31, 2015	777,656
	1,929,246	Term Loan — Second Lien, 8.88%, Maturing March 31, 2015	1,709,794
Charter Communications Operating, Inc.
	6,078,815	Term Loan, 4.90%, Maturing April 28, 2013	5,351,430
CSC Holdings, Inc.
	2,062,724	Term Loan, 4.23%, Maturing March 29, 2013	1,964,320
CW Media Holdings, Inc.
	322,563	Term Loan, 6.05%, Maturing February 15, 2015	312,886
Insight Midwest Holdings, LLC
	1,940,625	Term Loan, 4.69%, Maturing April 6, 2014	1,870,283
Mediacom Broadband Group
	822,661	Term Loan, 4.23%, Maturing January 31, 2015	757,191
Mediacom Illinois, LLC
	1,945,375	Term Loan, 4.23%, Maturing January 31, 2015	1,787,313
NTL Investment Holdings, Ltd.
	1,203,647	Term Loan, 4.94%, Maturing March 30, 2012	1,157,909
GBP	294,406	Term Loan, 7.68%, Maturing March 30, 2012	542,091
GBP	149,698	Term Loan, 7.68%, Maturing March 30, 2012	275,640
Orion Cable GmbH
EUR	270,679	Term Loan, 7.63%, Maturing October 31, 2014	399,718
EUR	270,679	Term Loan, 7.64%, Maturing October 31, 2015	399,718
ProSiebenSat.1 Media AG
EUR	858,000	Term Loan, 6.77%, Maturing March 2, 2015	993,831
EUR	11,076	Term Loan, 6.73%, Maturing June 26, 2015	14,581
EUR	272,924	Term Loan, 6.73%, Maturing June 26, 2015	359,303
EUR	858,000	Term Loan, 7.02%, Maturing March 2, 2016	993,831
EUR	203,006	Term Loan, 7.90%, Maturing March 2, 2017	160,403
EUR	300,000	Term Loan — Second Lien, 8.15%, Maturing September 2, 2016	247,362
UPC Broadband Holding B.V.
	3,050,000	Term Loan, 4.21%, Maturing December 31, 2014	2,887,587
YPSO Holding SA
EUR	1,000,000	Term Loan, 7.22%, Maturing June 15, 2015	1,308,831
			$29,185,018

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Chemicals and Plastics — 8.7%
Brenntag Holding GmbH and Co. KG
	196,364	Term Loan, 5.79%, Maturing December 23, 2013	$184,582
	803,636	Term Loan, 5.79%, Maturing December 23, 2013	755,418
	600,000	Term Loan — Second Lien, 7.79%, Maturing December 23, 2015	495,000
Celanese Holdings, LLC
	2,252,250	Term Loan, 4.19%, Maturing April 2, 2014	2,147,027
Cognis GmbH
EUR	401,639	Term Loan, 6.96%, Maturing September 15, 2013	580,913
EUR	98,361	Term Loan, 6.96%, Maturing September 15, 2013	142,264
Foamex L.P.
	1,152,353	Term Loan, 5.95%, Maturing February 12, 2013	982,381
Georgia Gulf Corp.
	352,250	Term Loan, 4.95%, Maturing October 3, 2013	340,185
Hercules, Inc.
	323,750	Term Loan, 3.98%, Maturing October 8, 2010	317,477
Hexion Specialty Chemicals, Inc.
	495,000	Term Loan, 5.06%, Maturing May 5, 2012	446,737
	2,383,155	Term Loan, 4.94%, Maturing May 5, 2013	2,150,797
	516,372	Term Loan, 5.06%, Maturing May 5, 2013	466,025
Huish Detergents, Inc.
	495,000	Term Loan, 4.81%, Maturing April 26, 2014	449,212
INEOS Group
	1,347,500	Term Loan, 4.88%, Maturing December 14, 2013	1,221,172
	1,347,500	Term Loan, 5.38%, Maturing December 14, 2014	1,221,172
Innophos, Inc.
	295,568	Term Loan, 4.81%, Maturing August 10, 2010	291,874
Invista B.V.
	1,389,394	Term Loan, 4.30%, Maturing April 29, 2011	1,333,818
	736,477	Term Loan, 4.30%, Maturing April 29, 2011	707,018
ISP Chemco, Inc.
	1,386,000	Term Loan, 4.13%, Maturing June 4, 2014	1,313,235
Kleopatra
	450,000	Term Loan, 5.21%, Maturing January 3, 2016	331,312
EUR	300,000	Term Loan, 7.24%, Maturing January 3, 2016	346,396
Kranton Polymers, LLC
	1,239,382	Term Loan, 4.75%, Maturing May 12, 2013	1,174,314
Lucite International Group Holdings
	326,542	Term Loan, 5.15%, Maturing July 7, 2013	286,949
	115,626	Term Loan, 5.15%, Maturing July 7, 2013	101,606
MacDermid, Inc.
EUR	403,596	Term Loan, 6.98%, Maturing April 12, 2014	578,656
Millenium Inorganic Chemicals
	199,000	Term Loan, 5.05%, Maturing April 30, 2014	172,632
	500,000	Term Loan — Second Lien, 8.55%, Maturing October 31, 2014	365,000

	Principal Amount*	Borrower/Tranche Description	Value
	Chemicals and Plastics (continued)
	Momentive Performance Material
	1,123,503	Term Loan, 4.75%, Maturing December 4, 2013	$1,032,499
	Mosaic Co.
	36,691	Term Loan, 4.44%, Maturing December 21, 2012	36,496
	Propex Fabrics, Inc.
	417,029	Term Loan, 9.00%, Maturing July 31, 2012	264,814
	Rockwood Specialties Group, Inc.
	2,264,950	Term Loan, 4.40%, Maturing December 10, 2012	2,187,294
	Solo Cup Co.
	825,164	Term Loan, 6.04%, Maturing February 27, 2011	811,239
	Wellman, Inc.
	900,000	Term Loan, 6.74%, Maturing February 10, 2009(4)	454,500
			$23,690,014
	Clothing / Textiles — 0.9%
	Hanesbrands, Inc.
	697,321	Term Loan, 4.64%, Maturing September 5, 2013	$676,184
	450,000	Term Loan — Second Lien, 6.66%, Maturing March 5, 2014	447,141
	St. John Knits International, Inc.
	613,973	Term Loan, 5.38%, Maturing March 23, 2012	574,065
	The William Carter Co.
	731,441	Term Loan, 4.28%, Maturing July 14, 2012	699,440
			$2,396,830
	Conglomerates — 4.6%
	Amsted Industries, Inc.
	921,502	Term Loan, 4.72%, Maturing October 15, 2010	$903,072
	Blount, Inc.
	278,080	Term Loan, 4.21%, Maturing August 9, 2010	268,347
	Doncasters (Dunde HoldCo 4 Ltd.)
	225,253	Term Loan, 4.98%, Maturing July 13, 2015	201,602
	225,253	Term Loan, 5.48%, Maturing July 13, 2015	201,602
EUR	417,379	Term Loan — Second Lien, 8.97%, Maturing November 15, 2016	555,674
	GenTek, Inc.
	267,549	Term Loan, 4.76%, Maturing February 25, 2011	251,161
	ISS Holdings A/S
EUR	122,807	Term Loan, 6.96%, Maturing December 31, 2013	181,275
EUR	877,193	Term Loan, 6.96%, Maturing December 31, 2013	1,294,819
	Jarden Corp.
	1,159,998	Term Loan, 4.55%, Maturing January 24, 2012	1,108,925
	817,027	Term Loan, 4.55%, Maturing January 24, 2012	781,054
	Johnson Diversey, Inc.
	852,759	Term Loan, 4.78%, Maturing December 16, 2011	825,044

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Conglomerates (continued)
Polymer Group, Inc.
1,257,439	Term Loan, 5.04%, Maturing November 22, 2012	$1,163,131
RBS Global, Inc.
738,750	Term Loan, 4.73%, Maturing July 19, 2013	701,812
1,177,459	Term Loan, 5.31%, Maturing July 19, 2013	1,114,171
RGIS Holdings, LLC
108,488	Term Loan, 5.30%, Maturing April 30, 2014	94,836
2,169,753	Term Loan, 5.35%, Maturing April 30, 2014	1,896,726
US Investigations Services, Inc.
1,017,293	Term Loan, 5.55%, Maturing February 21, 2015	944,387
		$12,487,638
Containers and Glass Products — 4.4%
Berry Plastics Corp.
987,500	Term Loan, 4.78%, Maturing April 3, 2015	$896,509
Consolidated Container Co.
500,000	Term Loan — Second Lien, 8.13%, Maturing September 28, 2014	236,250
Crown Americas, Inc.
343,000	Term Loan, 4.43%, Maturing November 15, 2012	335,282
Graham Packaging Holdings Co.
2,246,563	Term Loan, 4.98%, Maturing October 7, 2011	2,162,316
Graphic Packaging International, Inc.
2,943,839	Term Loan, 4.80%, Maturing May 16, 2014	2,790,865
497,500	Term Loan, 5.54%, Maturing May 16, 2014	480,917
JSG Acquisitions
990,000	Term Loan, 4.60%, Maturing December 31, 2013	925,650
990,000	Term Loan, 4.85%, Maturing December 13, 2014	925,650
Kranson Industries, Inc.
441,603	Term Loan, 5.06%, Maturing July 31, 2013	410,690
Owens-Brockway Glass Container
837,813	Term Loan, 3.98%, Maturing June 14, 2013	818,962
Smurfit-Stone Container Corp.
345,259	Term Loan, 4.50%, Maturing November 1, 2011	336,100
377,453	Term Loan, 4.55%, Maturing November 1, 2011	367,440
423,211	Term Loan, 4.64%, Maturing November 1, 2011	411,984
826,117	Term Loan, 4.64%, Maturing November 1, 2011	804,202
		$11,902,817
Cosmetics / Toiletries — 0.6%
American Safety Razor Co.
400,000	Term Loan — Second Lien, 8.80%, Maturing July 31, 2014	$372,000

	Principal Amount*	Borrower/Tranche Description	Value
	Cosmetics / Toiletries (continued)
	Bausch & Lomb, Inc.
	60,000	Term Loan, 6.05%, Maturing April 30, 2015(5)	$58,931
	238,800	Term Loan, 6.05%, Maturing April 30, 2015	234,546
	KIK Custom Products, Inc.
	525,000	Term Loan — Second Lien, 7.92%, Maturing November 30, 2014	222,250
	Prestige Brands, Inc.
	685,078	Term Loan, 4.75%, Maturing April 7, 2011	674,801
			$1,562,528
	Drugs — 1.5%
	Graceway Pharmaceuticals, LLC
	457,455	Term Loan, 5.55%, Maturing May 3, 2012	$394,555
	500,000	Term Loan — Second Lien, 9.30%, Maturing May 3, 2013	382,500
	150,000	Term Loan, 11.05%, Maturing November 3, 2013	117,750
	Pharmaceutical Holdings Corp.
	246,446	Term Loan, 5.74%, Maturing January 30, 2012	237,821
	Stiefel Laboratories, Inc.
	613,168	Term Loan, 4.97%, Maturing December 28, 2013	596,305
	801,660	Term Loan, 4.97%, Maturing December 28, 2013	773,602
	Warner Chilcott Corp.
	1,193,703	Term Loan, 4.71%, Maturing January 18, 2012	1,164,607
	464,815	Term Loan, 4.80%, Maturing January 18, 2012	453,485
			$4,120,625
	Ecological Services and Equipment — 2.0%
	Allied Waste Industries, Inc.
	829,561	Term Loan, 4.05%, Maturing January 15, 2012	$822,359
	1,379,669	Term Loan, 4.27%, Maturing January 15, 2012	1,367,692
	Blue Waste B.V. (AVR Acquisition)
EUR	500,000	Term Loan, 7.05%, Maturing April 1, 2015	745,924
	IESI Corp.
	441,176	Term Loan, 4.40%, Maturing January 20, 2012	428,492
	Kemble Water Structure, Ltd.
GBP	750,000	Term Loan, 9.74%, Maturing October 13, 2013	1,364,248
	Sensus Metering Systems, Inc.
	16,485	Term Loan, 4.48%, Maturing December 17, 2010	15,661
	639,663	Term Loan, 4.65%, Maturing December 17, 2010	607,680
			$5,352,056

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Electronics / Electrical — 4.8%
Aspect Software, Inc.
921,440	Term Loan, 5.81%, Maturing July 11, 2011	$903,011
950,000	Term Loan — Second Lien, 9.75%, Maturing July 11, 2013	888,250
FCI International S.A.S.
114,637	Term Loan, 6.85%, Maturing November 1, 2013	107,973
110,363	Term Loan, 6.85%, Maturing November 1, 2013	103,948
110,363	Term Loan, 6.85%, Maturing November 1, 2013	103,948
114,637	Term Loan, 6.85%, Maturing November 1, 2013	107,973
Freescale Semiconductor, Inc.
2,290,125	Term Loan, 4.21%, Maturing December 1, 2013	2,078,288
Infor Enterprise Solutions Holdings
498,741	Term Loan, 5.55%, Maturing July 28, 2012	425,176
1,404,273	Term Loan, 6.55%, Maturing July 28, 2012	1,200,654
732,664	Term Loan, 6.55%, Maturing July 28, 2012	626,428
250,000	Term Loan — Second Lien, 8.30%, Maturing March 2, 2014	167,500
91,667	Term Loan — Second Lien, 9.05%, Maturing March 2, 2014	61,417
158,333	Term Loan — Second Lien, 9.05%, Maturing March 2, 2014	107,403
Network Solutions, LLC
374,080	Term Loan, 5.18%, Maturing March 7, 2014	312,357
Open Solutions, Inc.
1,185,211	Term Loan, 5.15%, Maturing January 23, 2014	1,072,616
Sensata Technologies Finance Co.
1,859,762	Term Loan, 4.66%, Maturing April 27, 2013	1,728,029
Spectrum Brands, Inc.
32,388	Term Loan, 6.46%, Maturing March 30, 2013	30,931
641,404	Term Loan, 6.63%, Maturing March 30, 2013	612,540
SS&C Technologies, Inc.
793,307	Term Loan, 4.78%, Maturing November 23, 2012	752,650
VeriFone, Inc.
383,625	Term Loan, 5.65%, Maturing October 31, 2013	368,280
Vertafore, Inc.
987,562	Term Loan, 5.14%, Maturing January 31, 2012	933,246
450,000	Term Loan — Second Lien, 8.64%, Maturing January 31, 2013	402,750
		$13,095,368
Equipment Leasing — 1.0%
AWAS Capital, Inc.
1,069,118	Term Loan — Second Lien, 8.81%, Maturing March 22, 2013	$930,133
Maxim Crane Works, L.P.
471,438	Term Loan, 4.45%, Maturing June 29, 2014	469,964

	Principal Amount*	Borrower/Tranche Description	Value
	Equipment Leasing (continued)
	The Hertz Corp.
	1,195,247	Term Loan, 4.23%, Maturing December 21, 2012	$1,133,990
	216,667	Term Loan, 4.55%, Maturing December 21, 2012	205,563
			$2,739,650
	Farming / Agriculture — 0.3%
	Central Garden & Pet Co.
	1,099,688	Term Loan, 3.99%, Maturing February 28, 2014	$975,973
			$975,973
	Financial Intermediaries — 2.5%
	Citco III, Ltd.
	1,476,025	Term Loan, 5.13%, Maturing June 30, 2014	$1,343,183
	Grosvenor Capital Management
	1,232,960	Term Loan, 4.55%, Maturing December 5, 2013	1,183,641
	INVESTools, Inc.
	256,000	Term Loan, 6.06%, Maturing August 13, 2012	232,960
	Jupiter Asset Management Group
GBP	220,143	Term Loan, 7.92%, Maturing June 30, 2015	379,108
	Lender Processing Services, Inc.
	450,000	Term Loan, Maturing July 2, 2014(2)	450,563
	LPL Holdings, Inc.
	1,906,405	Term Loan, 4.67%, Maturing June 28, 2013	1,811,085
	Nuveen Investments, Inc.
	798,000	Term Loan, 5.48%, Maturing November 2, 2014	747,726
	Oxford Acquisition III, Ltd.
	458,319	Term Loan, 4.67%, Maturing May 24, 2014	420,889
	RJO Holdings Corp. (RJ O'Brien)
	248,125	Term Loan, 5.90%, Maturing July 31, 2014	168,725
			$6,737,880
	Food Products — 5.2%
	Acosta, Inc.
	1,617,431	Term Loan, 4.74%, Maturing July 28, 2013	$1,534,538
	Advantage Sales & Marketing, Inc.
	1,182,533	Term Loan, 4.57%, Maturing March 29, 2013	1,114,538
	Black Lion Beverages III B.V.
EUR	147,059	Term Loan, 6.98%, Maturing December 31, 2013	217,058
EUR	852,941	Term Loan, 7.01%, Maturing December 31, 2014	1,258,938
	Dean Foods Co.
	1,826,875	Term Loan, 4.31%, Maturing April 2, 2014	1,732,221
	Dole Food Company, Inc.
	88,372	Term Loan, 4.71%, Maturing April 12, 2013	82,338
	647,878	Term Loan, 4.79%, Maturing April 12, 2013	603,640
	194,363	Term Loan, 4.87%, Maturing April 12, 2013	181,092

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*		Borrower/Tranche Description	Value
Food Products (continued)
Foodvest Limited
EUR	483,210	Term Loan, 7.24%, Maturing March 16, 2014	$700,311
EUR	251,739	Term Loan, 7.74%, Maturing March 16, 2015	364,842
Michael Foods, Inc.
	959,646	Term Loan, 4.87%, Maturing November 21, 2010	940,453
Pinnacle Foods Finance, LLC
	2,004,750	Term Loan, 5.37%, Maturing April 2, 2014	1,873,940
Provimi Group SA
	147,236	Term Loan, 4.73%, Maturing June 28, 2015	133,616
	119,643	Term Loan, 4.73%, Maturing June 28, 2015	108,576
EUR	266,692	Term Loan, 6.72%, Maturing June 28, 2015	381,319
EUR	154,749	Term Loan, 6.72%, Maturing June 28, 2015	221,262
EUR	255,938	Term Loan, 6.72%, Maturing June 28, 2015	365,944
EUR	348,873	Term Loan, 6.72%, Maturing June 28, 2015	498,822
EUR	37,419	Term Loan — Second Lien, 6.56%, Maturing June 28, 2015(5)	48,491
	225,701	Term Loan — Second Lien, 6.73%, Maturing December 28, 2016(5)	185,639
EUR	557,956	Term Loan — Second Lien, 8.72%, Maturing December 28, 2016(5)	723,050
Reddy Ice Group, Inc.
	1,055,000	Term Loan, 4.46%, Maturing August 9, 2012	917,850
			$14,188,478
Food Service — 2.9%
AFC Enterprises, Inc.
	204,484	Term Loan, 5.06%, Maturing May 23, 2009	$191,193
Aramark Corp.
	1,931,613	Term Loan, 4.68%, Maturing January 26, 2014	1,826,472
	123,772	Term Loan, 5.21%, Maturing January 26, 2014	117,035
GBP	493,750	Term Loan, 8.07%, Maturing January 27, 2014	913,852
Buffets, Inc.
	525,735	DIP Loan, 11.25%, Maturing January 22, 2009	528,364
	241,021	Term Loan, 9.73%, Maturing January 22, 2009	144,612
	24,013	Term Loan, 9.73%, Maturing January 22, 2009	14,408
	75,154	Term Loan, 9.80%, Maturing May 1, 2013	44,717
	501,344	Term Loan, 9.73%, Maturing November 1, 2013	298,300
CBRL Group, Inc.
	941,920	Term Loan, 4.29%, Maturing April 27, 2013	890,850
Denny's, Inc.
	239,750	Term Loan, 4.70%, Maturing March 31, 2012	226,714
	64,750	Term Loan, 4.70%, Maturing March 31, 2012	61,229
JRD Holdings, Inc.
	339,063	Term Loan, 4.95%, Maturing June 26, 2014	318,719

	Principal Amount*	Borrower/Tranche Description	Value
	Food Service (continued)
	Maine Beverage Co., LLC
	319,196	Term Loan, 4.45%, Maturing June 30, 2010	$306,429
	NPC International, Inc.
	196,503	Term Loan, 4.49%, Maturing May 3, 2013	181,765
	OSI Restaurant Partners, LLC
	69,550	Term Loan, 4.60%, Maturing June 14, 2014	59,882
	818,522	Term Loan, 5.13%, Maturing May 9, 2014	704,748
	QCE Finance, LLC
	492,462	Term Loan, 4.81%, Maturing May 5, 2013	432,382
	500,000	Term Loan — Second Lien, 8.55%, Maturing November 5, 2013	418,750
	Sagittarius Restaurants, LLC
	195,500	Term Loan, 9.50%, Maturing March 29, 2013	153,956
			$7,834,377
	Food / Drug Retailers — 3.1%
	General Nutrition Centers, Inc.
	840,118	Term Loan, 5.01%, Maturing September 16, 2013	$774,309
	Iceland Foods Group, Ltd.
GBP	375,000	Term Loan, 7.77%, Maturing May 2, 2014	715,521
GBP	375,000	Term Loan, 8.27%, Maturing May 2, 2015	715,521
GBP	524,301	Term Loan, 14.27%, Maturing May 2, 2016	1,009,526
	Pantry, Inc. (The)
	442,750	Term Loan, 4.24%, Maturing May 15, 2014	401,796
	127,458	Term Loan, 4.24%, Maturing May 15, 2014	115,668
	Rite Aid Corp.
	2,094,750	Term Loan, 4.23%, Maturing June 1, 2014	1,894,004
	Roundy's Supermarkets, Inc.
	2,150,809	Term Loan, 5.23%, Maturing November 3, 2011	2,070,153
	Supervalu, Inc.
	718,160	Term Loan, 3.73%, Maturing June 1, 2012	693,384
			$8,389,882
	Forest Products — 2.6%
	Appleton Papers, Inc.
	717,750	Term Loan, 4.46%, Maturing June 5, 2014	$669,900
	Georgia-Pacific Corp.
	4,631,250	Term Loan, 4.45%, Maturing December 20, 2012	4,380,148
	Newpage Corp.
	820,875	Term Loan, 6.56%, Maturing December 5, 2014	817,130
	Xerium Technologies, Inc.
	1,319,543	Term Loan, 8.30%, Maturing May 18, 2012	1,192,537
			$7,059,715

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare — 15.6%
	Accellent, Inc.
	916,500	Term Loan, 5.14%, Maturing November 22, 2012	$837,452
	Alliance Imaging, Inc.
	1,085,778	Term Loan, 5.40%, Maturing December 29, 2011	1,061,348
	American Medical Systems
	662,981	Term Loan, 4.93%, Maturing July 20, 2012	621,545
	AMN Healthcare, Inc.
	164,934	Term Loan, 4.55%, Maturing November 2, 2011	161,119
	AMR HoldCo, Inc.
	1,062,647	Term Loan, 4.69%, Maturing February 10, 2012	1,040,065
	Biomet, Inc.
	1,488,750	Term Loan, 5.80%, Maturing December 26, 2014	1,461,559
EUR	645,125	Term Loan, 7.95%, Maturing December 26, 2014	992,287
	Bright Horizons Family Solutions, Inc.
	475,000	Term Loan, 7.49%, Maturing May 15, 2015	468,914
	Cardinal Health 409, Inc.
	500,000	Term Loan, Maturing April 10, 2014(2)	430,000
	816,750	Term Loan, 5.05%, Maturing April 10, 2014	747,668
	Carestream Health, Inc.
	1,355,894	Term Loan, 4.81%, Maturing April 30, 2013	1,209,006
	500,000	Term Loan — Second Lien, 8.01%, Maturing October 30, 2013	358,334
	Carl Zeiss Vision Holding GmbH
	630,000	Term Loan, 5.14%, Maturing March 23, 2015	484,706
	Community Health Systems, Inc.
	206,497	Term Loan, 0.00%, Maturing July 25, 2014(5)	194,931
	4,036,256	Term Loan, 4.86%, Maturing July 25, 2014	3,810,186
	Concentra, Inc.
	350,000	Term Loan — Second Lien, 8.30%, Maturing June 25, 2015	248,500
	ConMed Corp.
	259,167	Term Loan, 3.98%, Maturing April 13, 2013	259,491
	CRC Health Corp.
	270,188	Term Loan, 5.05%, Maturing February 6, 2013	252,963
	244,397	Term Loan, 5.05%, Maturing February 6, 2013	228,817
	DaVita, Inc.
	2,715,474	Term Loan, 4.08%, Maturing October 5, 2012	2,614,833
	DJO Finance, LLC
	447,750	Term Loan, 5.63%, Maturing May 15, 2014	436,556
	Fenwal, Inc.
	500,000	Term Loan — Second Lien, 7.90%, Maturing August 28, 2014	430,000
	Fresenius Medical Care Holdings
	1,372,957	Term Loan, 4.16%, Maturing March 31, 2013	1,336,059
	Hanger Orthopedic Group, Inc.
	387,854	Term Loan, 4.49%, Maturing May 30, 2013	376,460

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	HCA, Inc.
	5,590,187	Term Loan, 5.05%, Maturing November 18, 2013	$5,258,012
	Health Management Association, Inc.
	2,493,000	Term Loan, 4.55%, Maturing February 28, 2014	2,323,476
	HealthSouth Corp.
	1,577,239	Term Loan, 5.29%, Maturing March 10, 2013	1,496,688
	Iasis Healthcare, LLC
	41,335	Term Loan, 4.47%, Maturing March 14, 2014	39,286
	155,008	Term Loan, 4.48%, Maturing March 14, 2014	147,322
	447,986	Term Loan, 4.48%, Maturing March 14, 2014	425,773
	Ikaria Acquisition, Inc.
	286,758	Term Loan, 4.73%, Maturing March 28, 2013	273,854
	IM U.S. Holdings, LLC
	350,000	Term Loan — Second Lien, 7.06%, Maturing June 26, 2015	334,688
	Invacare Corp.
	378,400	Term Loan, 5.04%, Maturing February 12, 2013	353,804
	inVentiv Health, Inc.
	466,714	Term Loan, 4.56%, Maturing July 6, 2014	439,878
	Leiner Health Products, Inc.
	205,912	Term Loan, 8.50%, Maturing September 10, 2008(5)	203,853
	421,400	Term Loan, 11.50%, Maturing September 10, 2008(5)	417,186
	516,275	Term Loan, 8.75%, Maturing May 27, 2011(4)	490,461
	LifeCare Holdings, Inc.
	437,625	Term Loan, 7.05%, Maturing August 11, 2012	390,216
	LifePoint Hospitals, Inc.
	1,107,929	Term Loan, 4.27%, Maturing April 15, 2012	1,081,616
	MultiPlan Merger Corp.
	335,111	Term Loan, 5.00%, Maturing April 12, 2013	317,832
	717,605	Term Loan, 5.00%, Maturing April 12, 2013	680,604
	Mylan, Inc.
	323,375	Term Loan, 5.93%, Maturing October 2, 2014	320,748
	National Mentor Holdings, Inc.
	33,600	Term Loan, 4.44%, Maturing June 29, 2013	29,148
	555,072	Term Loan, 4.81%, Maturing June 29, 2013	481,525
	National Rental Institutes, Inc.
	442,610	Term Loan, 5.00%, Maturing March 31, 2013	388,391
	Nyco Holdings
EUR	492,425	Term Loan, 7.21%, Maturing December 29, 2014	669,370
EUR	492,425	Term Loan, 7.96%, Maturing December 29, 2015	669,647
	Physiotherapy Associates, Inc.
	435,500	Term Loan, 6.25%, Maturing June 27, 2013	357,110
	RadNet Management, Inc.
	295,502	Term Loan, 6.92%, Maturing November 15, 2012	283,681
	350,000	Term Loan — Second Lien, 11.67%, Maturing November 15, 2013	348,250

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Healthcare (continued)
	ReAble Therapeutics Finance, LLC
	898,002	Term Loan, 4.81%, Maturing November 16, 2013	$857,592
	Renal Advantage, Inc.
	184,401	Term Loan, 5.28%, Maturing October 5, 2012	173,337
	Select Medical Holdings Corp.
	1,233,773	Term Loan, 4.68%, Maturing February 24, 2012	1,151,264
	Sunrise Medical Holdings, Inc.
	253,986	Term Loan, 6.84%, Maturing May 13, 2010	212,891
	Vanguard Health Holding Co., LLC
	1,605,212	Term Loan, 5.05%, Maturing September 23, 2011	1,553,043
	Viant Holdings, Inc.
	297,000	Term Loan, 5.05%, Maturing June 25, 2014	267,300
			$42,500,645
	Home Furnishings — 2.0%
	Hunter Fan Co.
	241,436	Term Loan, 5.18%, Maturing April 16, 2014	$192,545
	Interline Brands, Inc.
	526,217	Term Loan, 4.23%, Maturing June 23, 2013	499,907
	363,478	Term Loan, 4.23%, Maturing June 23, 2013	345,304
	National Bedding Co., LLC
	985,000	Term Loan, 4.60%, Maturing August 31, 2011	796,208
	350,000	Term Loan — Second Lien, 7.48%, Maturing August 31, 2012	254,625
	Oreck Corp.
	674,157	Term Loan, 5.61%, Maturing February 2, 2012(3)	314,157
	Sanitec, Ltd. Oy
EUR	500,000	Term Loan, 7.88%, Maturing April 7, 2013	674,434
EUR	500,000	Term Loan, 8.38%, Maturing April 7, 2014	675,222
	Simmons Co.
	1,494,584	Term Loan, 5.59%, Maturing December 19, 2011	1,391,831
	500,000	Term Loan, 8.20%, Maturing February 15, 2012	330,000
			$5,474,233
	Industrial Equipment — 3.7%
	Brand Energy and Infrastructure Services, Inc.
	421,005	Term Loan, 6.08%, Maturing February 7, 2014	$399,955
	CEVA Group PLC U.S.
	553,618	Term Loan, 5.63%, Maturing January 4, 2014	523,169
	65,789	Term Loan, 5.80%, Maturing January 4, 2014	62,171
	EPD Holdings (Goodyear Engineering Products)
	40,422	Term Loan, 4.99%, Maturing July 13, 2014	36,531
	282,242	Term Loan, 5.40%, Maturing July 13, 2014	255,076
	425,000	Term Loan — Second Lien, 8.65%, Maturing July 13, 2015	340,000

	Principal Amount*	Borrower/Tranche Description	Value
	Industrial Equipment (continued)
	Flowserve Corp.
	1,068,241	Term Loan, 4.31%, Maturing August 10, 2012	$1,037,529
	FR Brand Acquisition Corp.
	492,811	Term Loan, 5.07%, Maturing February 7, 2014	453,386
	Generac Acquisition Corp.
	685,340	Term Loan, 5.18%, Maturing November 7, 2013	575,257
	500,000	Term Loan — Second Lien, 8.68%, Maturing April 7, 2014	358,750
	Gleason Corp.
	306,063	Term Loan, 4.46%, Maturing June 30, 2013	293,821
	83,902	Term Loan, 4.46%, Maturing June 30, 2013	80,546
	Itron, Inc.
EUR	256,701	Term Loan, 6.96%, Maturing April 18, 2014	395,093
	Jason, Inc.
	292,216	Term Loan, 4.98%, Maturing April 30, 2010	262,995
	John Maneely Co.
	1,482,013	Term Loan, 5.98%, Maturing December 8, 2013	1,389,917
	Kinetek Acquisition Corp.
	135,000	Term Loan, 5.40%, Maturing July 11, 2014	128,250
	360,000	Term Loan, 5.40%, Maturing July 11, 2014	342,000
	Polypore, Inc.
	1,608,750	Term Loan, 4.74%, Maturing July 3, 2014	1,547,416
	Sequa Corp.
	496,583	Term Loan, 6.03%, Maturing November 30, 2014	474,547
	TFS Acquisition Corp.
	1,105,312	Term Loan, 6.30%, Maturing August 11, 2013	1,038,994
			$9,995,403
	Insurance — 2.1%
	Alliant Holdings I, Inc.
	521,063	Term Loan, 5.80%, Maturing August 21, 2014	$492,404
	AmWINS Group, Inc.
	500,000	Term Loan — Second Lien, 7.98%, Maturing June 8, 2014	327,500
	Applied Systems, Inc.
	689,574	Term Loan, 5.31%, Maturing September 26, 2013	655,095
	CCC Information Services Group, Inc.
	310,139	Term Loan, 5.06%, Maturing February 10, 2013	305,487
	Conseco, Inc.
	1,869,753	Term Loan, 4.48%, Maturing October 10, 2013	1,631,359
	Crawford & Company
	656,518	Term Loan, 5.56%, Maturing October 31, 2013	633,540
	Crump Group, Inc.
	553,310	Term Loan, 5.81%, Maturing August 4, 2014	520,111
	Hub International Holdings, Inc.
	81,807	Term Loan, 5.30%, Maturing June 13, 2014(5)	76,183
	363,971	Term Loan, 5.30%, Maturing June 13, 2014	338,948

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Insurance (continued)
U.S.I. Holdings Corp.
940,500	Term Loan, 5.56%, Maturing May 4, 2014	$874,665
		$5,855,292
Leisure Goods / Activities / Movies — 9.2%
24 Hour Fitness Worldwide, Inc.
879,750	Term Loan, 5.10%, Maturing June 8, 2012	$831,364
AMC Entertainment, Inc.
975,000	Term Loan, 4.23%, Maturing January 26, 2013	929,210
AMF Bowling Worldwide, Inc.
500,000	Term Loan — Second Lien, 8.95%, Maturing December 8, 2013	387,500
Bombardier Recreational Products
979,747	Term Loan, 5.32%, Maturing June 28, 2013	896,468
Carmike Cinemas, Inc.
428,283	Term Loan, 6.47%, Maturing May 19, 2012	414,096
Cedar Fair, L.P.
2,355,693	Term Loan, 4.48%, Maturing August 30, 2012	2,238,564
Cinemark, Inc.
1,965,000	Term Loan, 4.48%, Maturing October 5, 2013	1,875,756
Deluxe Entertainment Services
698,946	Term Loan, 5.03%, Maturing January 28, 2011	629,051
35,433	Term Loan, 5.05%, Maturing January 28, 2011	31,890
66,409	Term Loan, 5.05%, Maturing January 28, 2011	59,768
Easton-Bell Sports, Inc.
785,693	Term Loan, 4.39%, Maturing March 16, 2012	718,909
Mega Blocks, Inc.
826,625	Term Loan, 8.25%, Maturing July 26, 2012	723,297
Metro-Goldwyn-Mayer Holdings, Inc.
4,283,838	Term Loan, 6.05%, Maturing April 8, 2012	3,526,516
National CineMedia, LLC
1,900,000	Term Loan, 4.54%, Maturing February 13, 2015	1,744,947
Regal Cinemas Corp.
2,161,500	Term Loan, 4.30%, Maturing November 10, 2010	2,052,824
Revolution Studios Distribution Co., LLC
600,606	Term Loan, 6.24%, Maturing December 21, 2014	558,564
450,000	Term Loan, 9.49%, Maturing June 21, 2015	380,250
Six Flags Theme Parks, Inc.
1,683,000	Term Loan, 4.87%, Maturing April 30, 2015	1,491,034
Southwest Sports Group, LLC
600,000	Term Loan, 5.31%, Maturing December 22, 2010	528,000
Universal City Development Partners, Ltd.
934,709	Term Loan, 4.41%, Maturing June 9, 2011	911,341

Principal Amount*	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
WMG Acquisition Corp.
450,000	Revolving Loan, 4.25%, Maturing February 28, 2010(5)	$421,875
3,492,470	Term Loan, 4.65%, Maturing February 28, 2011	3,314,937
Zuffa, LLC
497,487	Term Loan, 4.56%, Maturing June 20, 2016	426,595
		$25,092,756
Lodging and Casinos — 6.1%
Ameristar Casinos, Inc.
585,000	Term Loan, 5.02%, Maturing November 10, 2012	$567,450
Bally Technologies, Inc.
1,569,922	Term Loan, 7.36%, Maturing September 5, 2009	1,556,186
Green Valley Ranch Gaming, LLC
261,563	Term Loan, 4.70%, Maturing February 16, 2014	224,290
Harrah's Operating Co.
1,995,000	Term Loan, 5.92%, Maturing January 28, 2015	1,826,534
1,995,000	Term Loan, 5.92%, Maturing January 28, 2015	1,825,425
Herbst Gaming, Inc.
463,739	Term Loan, 9.75%, Maturing December 2, 2011	356,789
533,732	Term Loan, 9.75%, Maturing December 2, 2011	410,640
Isle of Capri Casinos, Inc.
698,823	Term Loan, 4.55%, Maturing November 30, 2013	623,700
279,529	Term Loan, 4.55%, Maturing November 30, 2013	249,480
210,706	Term Loan, 4.55%, Maturing July 26, 2014	188,055
LodgeNet Entertainment Corp.
936,610	Term Loan, 4.81%, Maturing April 4, 2014	866,950
New World Gaming Partners, Ltd.
538,958	Term Loan, 5.19%, Maturing June 30, 2014	476,641
108,333	Term Loan, 5.19%, Maturing June 30, 2014	95,807
Penn National Gaming, Inc.
3,418,337	Term Loan, 4.53%, Maturing October 3, 2012	3,321,011
Venetian Casino Resort/Las Vegas Sands Inc.
460,000	Term Loan, 4.55%, Maturing May 14, 2014	420,101
1,821,600	Term Loan, 4.56%, Maturing May 23, 2014	1,663,602
VML US Finance, LLC
241,667	Term Loan, 5.06%, Maturing May 25, 2012	235,361
483,333	Term Loan, 5.06%, Maturing May 25, 2013	470,721
Wimar OpCo, LLC
1,342,641	Term Loan, 8.25%, Maturing January 3, 2012	1,299,215
		$16,677,958
Nonferrous Metals / Minerals — 1.8%
Alpha Natural Resources, LLC
442,937	Term Loan, 4.55%, Maturing October 26, 2012	$435,186

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Nonferrous Metals / Minerals (continued)
Euramax International, Inc.
312,595	Term Loan, 8.00%, Maturing June 28, 2012	$281,335
334,211	Term Loan — Second Lien, 10.73%, Maturing June 28, 2013	232,276
165,789	Term Loan — Second Lien, 10.73%, Maturing June 28, 2013	115,224
Magnum Coal Co.
100,000	Term Loan, 9.75%, Maturing December 31, 2010	99,375
577,500	Term Loan, 9.75%, Maturing December 31, 2010	573,891
Murray Energy Corp.
725,625	Term Loan, 5.50%, Maturing January 28, 2010	696,600
Neo Material Technologies, Inc.
261,231	Term Loan, 6.18%, Maturing August 31, 2009	257,313
Noranda Aluminum Acquisition
196,725	Term Loan, 4.47%, Maturing May 18, 2014	189,717
Novelis, Inc.
332,578	Term Loan, 4.81%, Maturing June 28, 2014	318,305
731,672	Term Loan, 4.81%, Maturing June 28, 2014	700,271
Oxbow Carbon and Mineral Holdings
1,113,261	Term Loan, 4.04%, Maturing May 8, 2014	1,053,423
99,664	Term Loan, 4.80%, Maturing May 8, 2014	94,307
		$5,047,223
Oil and Gas — 2.5%
Atlas Pipeline Partners, L.P.
825,000	Term Loan, 5.24%, Maturing July 20, 2014	$821,906
Big West Oil, LLC
220,000	Term Loan, 4.48%, Maturing May 1, 2014	206,525
176,000	Term Loan, 4.48%, Maturing May 1, 2014	165,220
Concho Resources, Inc.
598,775	Term Loan — Second Lien, 6.73%, Maturing March 27, 2012	598,775
Dresser, Inc.
487,212	Term Loan, 5.22%, Maturing May 4, 2014	469,916
700,000	Term Loan — Second Lien, 8.47%, Maturing May 4, 2015	676,813
Enterprise GP Holdings, L.P.
600,000	Term Loan, 4.85%, Maturing October 31, 2014	592,875
Hercules Offshore, Inc.
372,188	Term Loan, 4.45%, Maturing July 6, 2013	362,262
Primary Natural Resources, Inc.
977,500	Term Loan — Second Lien, 5.00%, Maturing July 28, 2010	938,498

	Principal Amount*	Borrower/Tranche Description	Value
	Oil and Gas (continued)
	Targa Resources, Inc.
	860,828	Term Loan, 4.65%, Maturing October 31, 2012	$840,025
	395,714	Term Loan, 4.81%, Maturing October 31, 2012	386,150
	Volnay Acquisition Co.
	708,000	Term Loan, 4.88%, Maturing January 12, 2014	695,832
			$6,754,797
	Publishing — 10.8%
	American Media Operations, Inc.
	1,958,871	Term Loan, 5.96%, Maturing January 31, 2013	$1,814,404
	Aster Zweite Beteiligungs GmbH
	500,000	Term Loan, 4.88%, Maturing December 31, 2014	438,334
EUR	236,166	Term Loan, 6.98%, Maturing December 31, 2014	335,580
	CanWest MediaWorks, Ltd.
	420,750	Term Loan, 4.65%, Maturing July 10, 2014	396,557
	Dex Media West, LLC
	905,000	Term Loan, 7.00%, Maturing October 24, 2014	883,790
	European Directories, S.A.
EUR	500,000	Term Loan, Maturing September 4, 2014(2)	788,760
	GateHouse Media Operating, Inc.
	725,000	Term Loan, 4.65%, Maturing August 28, 2014	514,750
	325,000	Term Loan, 4.71%, Maturing August 28, 2014	230,750
	350,000	Term Loan, 4.93%, Maturing August 28, 2014	246,750
	Idearc, Inc.
	5,927,443	Term Loan, 4.79%, Maturing November 17, 2014	4,756,773
	Laureate Education, Inc.
	248,183	Term Loan, 0.00%, Maturing August 17, 2014(5)	231,224
	1,662,669	Term Loan, 5.73%, Maturing August 17, 2014	1,549,054
	Local Insight Regatta Holdings, Inc.
	850,000	Term Loan, 7.75%, Maturing April 23, 2015	783,063
	MediaNews Group, Inc.
	514,500	Term Loan, 4.73%, Maturing August 2, 2013	432,180
	Mediannuaire Holding
EUR	500,000	Term Loan — Second Lien, 8.72%, Maturing April 10, 2016	657,054
	Merrill Communications, LLC
	675,856	Term Loan, 4.94%, Maturing February 9, 2009	577,857
	Nebraska Book Co., Inc.
	460,956	Term Loan, 5.13%, Maturing March 4, 2011	433,299
	Nelson Education, Ltd.
	248,125	Term Loan, 5.30%, Maturing July 5, 2014	221,452
	Nielsen Finance, LLC
	3,659,834	Term Loan, 4.73%, Maturing August 9, 2013	3,419,332
	Philadelphia Newspapers, LLC
	377,641	Term Loan, 9.50%, Maturing June 29, 2013	260,572

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

	Principal Amount*	Borrower/Tranche Description	Value
	Publishing (continued)
	R.H. Donnelley Corp.
	228,142	Term Loan, 6.75%, Maturing June 30, 2010	$224,506
	Reader's Digest Association, Inc. (The)
	1,752,813	Term Loan, 4.60%, Maturing March 2, 2014	1,532,615
	SGS International, Inc.
	390,000	Term Loan, 5.31%, Maturing December 30, 2011	362,700
	Source Media, Inc.
	554,663	Term Loan, 7.81%, Maturing November 8, 2011	514,450
	TL Acquisitions, Inc.
	1,017,312	Term Loan, 4.98%, Maturing July 5, 2014	926,517
	Trader Media Corp.
GBP	1,337,188	Term Loan, 7.65%, Maturing March 23, 2015	2,215,452
	Tribune Co.
	980,000	Term Loan, 5.48%, Maturing May 17, 2009	941,209
	500,000	Term Loan, Maturing May 17, 2014(2)	369,167
	1,085,259	Term Loan, 5.48%, Maturing May 17, 2014	820,727
	Xsys US, Inc.
	600,139	Term Loan, 4.88%, Maturing December 31, 2014	526,122
EUR	263,834	Term Loan, 6.98%, Maturing December 31, 2014	374,894
	618,087	Term Loan, 4.88%, Maturing December 31, 2015	541,857
	Yell Group, PLC
	1,400,000	Term Loan, 4.48%, Maturing February 10, 2013	1,261,000
			$29,582,751
	Radio and Television — 6.5%
	Block Communications, Inc.
	438,750	Term Loan, 4.80%, Maturing December 22, 2011	$421,200
	CMP KC, LLC
	484,344	Term Loan, 6.50%, Maturing May 3, 2011	366,794
	CMP Susquehanna Corp.
	708,214	Term Loan, 4.51%, Maturing May 5, 2013	586,047
	Discovery Communications, Inc.
	1,287,000	Term Loan, 4.80%, Maturing April 30, 2014	1,265,121
	Emmis Operating Co.
	432,788	Term Loan, 4.78%, Maturing November 2, 2013	383,694
	Entravision Communications Corp.
	681,500	Term Loan, 4.20%, Maturing September 29, 2013	641,036
	Gray Television, Inc.
	640,837	Term Loan, 4.19%, Maturing January 19, 2015	576,754
	HIT Entertainment, Inc.
	585,627	Term Loan, 4.79%, Maturing March 20, 2012	527,064
	NEP II, Inc.
	320,935	Term Loan, 5.05%, Maturing February 16, 2014	292,051

	Principal Amount*	Borrower/Tranche Description	Value
	Radio and Television (continued)
	Nexstar Broadcasting, Inc.
	953,298	Term Loan, 4.55%, Maturing October 1, 2012	$891,334
	902,297	Term Loan, 4.65%, Maturing October 1, 2012	843,648
	NextMedia Operating, Inc.
	56,591	Term Loan, 6.47%, Maturing November 15, 2012	51,922
	127,332	Term Loan, 6.48%, Maturing November 15, 2012	116,827
	PanAmSat Corp.
	435,129	Term Loan, 5.18%, Maturing January 3, 2014	414,460
	434,998	Term Loan, 5.18%, Maturing January 3, 2014	414,336
	434,998	Term Loan, 5.18%, Maturing January 3, 2014	414,336
	Paxson Communications Corp.
	1,350,000	Term Loan, 5.96%, Maturing January 15, 2012	1,093,500
	Raycom TV Broadcasting, LLC
	775,000	Term Loan, 4.06%, Maturing June 25, 2014	728,500
	SFX Entertainment
	610,278	Term Loan, 5.24%, Maturing June 21, 2013	579,764
	Sirius Satellite Radio, Inc.
	248,125	Term Loan, 4.75%, Maturing December 19, 2012	227,655
	Spanish Broadcasting System, Inc.
	974,811	Term Loan, 4.56%, Maturing June 10, 2012	789,597
	Tyrol Acquisition 2 SAS
EUR	425,000	Term Loan, 6.47%, Maturing January 19, 2015	585,920
EUR	425,000	Term Loan, 6.65%, Maturing January 19, 2016	585,920
	Univision Communications, Inc.
	3,800,000	Term Loan, 5.12%, Maturing September 29, 2014	3,137,375
	1,078,700	Term Loan — Second Lien, 4.98%, Maturing March 29, 2009	1,038,699
	Young Broadcasting, Inc.
	864,516	Term Loan, 5.19%, Maturing November 3, 2012	786,709
			$17,760,263
	Rail Industries — 0.9%
	Kansas City Southern Railway Co.
	1,002,013	Term Loan, 4.78%, Maturing April 26, 2013	$983,225
	RailAmerica, Inc.
	825,000	Term Loan, 4.93%, Maturing August 14, 2008	814,688
	774,840	Term Loan, Maturing August 13, 2010(2)	769,997
			$2,567,910
	Retailers (Except Food and Drug) — 3.6%
	American Achievement Corp.
	170,450	Term Loan, 4.85%, Maturing March 25, 2011	$168,746
	Amscan Holdings, Inc.
	296,250	Term Loan, 4.89%, Maturing May 25, 2013	262,181

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Claire's Stores, Inc.
247,500	Term Loan, 5.45%, Maturing May 24, 2014	$180,417
Cumberland Farms, Inc.
832,916	Term Loan, 4.91%, Maturing September 29, 2013	791,271
Harbor Freight Tools USA, Inc.
997,159	Term Loan, 4.73%, Maturing July 15, 2010	882,486
Josten's Corp.
880,379	Term Loan, 5.17%, Maturing October 4, 2011	868,274
Mapco Express, Inc.
261,416	Term Loan, 5.29%, Maturing April 28, 2011	247,365
Neiman Marcus Group, Inc.
431,962	Term Loan, 4.42%, Maturing April 5, 2013	412,848
Orbitz Worldwide, Inc.
1,622,762	Term Loan, 5.74%, Maturing July 25, 2014	1,348,245
Oriental Trading Co., Inc.
860,049	Term Loan, 4.84%, Maturing July 31, 2013	720,291
700,000	Term Loan — Second Lien, 8.49%, Maturing January 31, 2013	515,667
Rent-A-Center, Inc.
502,577	Term Loan, 4.50%, Maturing November 15, 2012	487,500
Rover Acquisition Corp.
1,132,750	Term Loan, 5.02%, Maturing October 26, 2013	1,048,360
Savers, Inc.
180,000	Term Loan, 5.48%, Maturing August 11, 2012	170,100
196,411	Term Loan, 5.50%, Maturing August 11, 2012	185,609
The Yankee Candle Company, Inc.
1,830,942	Term Loan, 4.80%, Maturing February 6, 2014	1,672,452
		$9,961,812
Steel — 0.2%
Algoma Acquisition Corp.
177,153	Term Loan, 4.99%, Maturing June 20, 2013	$167,852
Niagara Corp.
544,500	Term Loan, 7.49%, Maturing June 29, 2014	484,605
		$652,457
Surface Transport — 0.8%
Gainey Corp.
398,217	Term Loan, 7.00%, Maturing April 20, 2012(4)	$165,260
Oshkosh Truck Corp.
1,001,938	Term Loan, 4.41%, Maturing December 6, 2013	943,491
Ozburn-Hessey Holding Co., LLC
291,684	Term Loan, 6.16%, Maturing August 9, 2012	261,057

	Principal Amount*	Borrower/Tranche Description	Value
	Surface Transport (continued)
	Swift Transportation Co., Inc.
	1,002,326	Term Loan, 6.13%, Maturing May 10, 2014	$808,125
			$2,177,933
	Telecommunications — 6.7%
	Alaska Communications Systems Holdings, Inc.
	527,509	Term Loan, 4.55%, Maturing February 1, 2012	$504,826
	Alltell Communication
	1,994,975	Term Loan, 5.56%, Maturing May 16, 2014	1,985,000
	1,592,987	Term Loan, 5.23%, Maturing May 16, 2015	1,585,023
	Asurion Corp.
	775,000	Term Loan, 5.78%, Maturing July 13, 2012	722,042
	500,000	Term Loan — Second Lien, 9.09%, Maturing January 13, 2013	465,000
	Centennial Cellular Operating Co., LLC
	1,833,333	Term Loan, 4.74%, Maturing February 9, 2011	1,794,833
	CommScope, Inc.
	1,614,900	Term Loan, 5.23%, Maturing November 19, 2014	1,556,360
	FairPoint Communications, Inc.
	3,236,637	Term Loan, 5.75%, Maturing March 31, 2015	2,905,461
	Intelsat Bermuda, Ltd.
	575,000	Term Loan, 5.20%, Maturing February 1, 2014	579,463
	Intelsat Subsidiary Holding Co.
	517,125	Term Loan, 5.18%, Maturing July 3, 2013	504,520
	IPC Systems, Inc.
	495,000	Term Loan, 5.05%, Maturing May 31, 2014	391,050
	Macquarie UK Broadcast Ventures, Ltd.
GBP	425,000	Term Loan, 7.51%, Maturing December 26, 2014	743,259
	NTelos, Inc.
	1,098,905	Term Loan, 5.27%, Maturing August 24, 2011	1,077,385
	Palm, Inc.
	421,813	Term Loan, 5.99%, Maturing April 24, 2014	282,614
	Stratos Global Corp.
	540,500	Term Loan, 5.30%, Maturing February 13, 2012	514,151
	Telesat Canada, Inc.
	66,863	Term Loan, 5.84%, Maturing October 22, 2014(5)	64,538
	779,134	Term Loan, 5.84%, Maturing October 22, 2014	752,047
	Trilogy International Partners
	475,000	Term Loan, 6.30%, Maturing June 29, 2012	420,375
	Windstream Corp.
	1,647,158	Term Loan, 4.22%, Maturing July 17, 2013	1,598,919
			$18,446,866

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount*	Borrower/Tranche Description	Value
Utilities — 4.3%
AEI Finance Holding, LLC
145,028	Revolving Loan, 5.50%, Maturing March 30, 2012	$132,338
1,057,680	Term Loan, 5.80%, Maturing March 30, 2014	965,133
Astoria Generating Co.
625,000	Term Loan — Second Lien, 6.56%, Maturing August 23, 2013	605,469
BRSP, LLC
928,804	Term Loan, 5.86%, Maturing July 13, 2009	905,584
Calpine Corp.
444,392	DIP Loan, 5.69%, Maturing March 30, 2009	425,752
Covanta Energy Corp.
305,155	Term Loan, 4.18%, Maturing February 9, 2014	291,423
612,097	Term Loan, 4.24%, Maturing February 9, 2014	584,553
Mirant North America, LLC
745,474	Term Loan, 4.23%, Maturing January 3, 2013	722,062
NRG Energy, Inc.
1,120,185	Term Loan, 4.30%, Maturing June 1, 2014	1,069,854
2,286,666	Term Loan, 4.30%, Maturing June 1, 2014	2,183,924
Pike Electric, Inc.
89,534	Term Loan, 4.00%, Maturing July 1, 2012	86,793
152,897	Term Loan, 4.00%, Maturing December 10, 2012	148,215
TXU Texas Competitive Electric Holdings Co., LLC
1,000,000	Term Loan, Maturing October 10, 2014(2)	961,250
1,444,112	Term Loan, 6.23%, Maturing October 10, 2014	1,339,715
1,444,112	Term Loan, 6.26%, Maturing October 10, 2014	1,304,518
		$11,726,583
Total Senior Floating-Rate Interests (identified cost $472,111,402)		$437,672,118
Corporate Bonds & Notes — 11.5%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.1%
Alion Science and Technologies Corp.
$75	10.25%, 2/1/15	$52,875
Bombardier, Inc.
70	8.00%, 11/15/14(6)	72,100
DRS Technologies, Inc., Sr. Sub. Notes
40	7.625%, 2/1/18	42,500
Hawker Beechcraft Acquisition
65	9.75%, 4/1/17	65,325

	Principal Amount (000's omitted)	Security	Value
	Aerospace and Defense (continued)
	Vought Aircraft Industries, Inc., Sr. Notes
	$35	8.00%, 7/15/11	$32,725
			$265,525
	Air Transport — 0.0%
	Continental Airlines
	$81	7.033%, 6/15/11	$66,932
			$66,932
	Automotive — 0.1%
	Altra Industrial Motion, Inc.
	$180	9.00%, 12/1/11	$184,500
	American Axle & Manufacturing, Inc.
	75	7.875%, 3/1/17	55,125
	Commercial Vehicle Group, Inc., Sr. Notes
	55	8.00%, 7/1/13	47,987
	Tenneco, Inc., Sr. Notes
	35	8.125%, 11/15/15(6)	31,850
	United Components, Inc., Sr. Sub. Notes
	65	9.375%, 6/15/13	61,100
			$380,562
	Broadcast Radio and Television — 0.0%
	Warner Music Group, Sr. Sub. Notes
	$45	7.375%, 4/15/14	$37,631
			$37,631
	Brokers / Dealers / Investment Houses — 0.0%
	Nuveen Investments, Inc.
	$15	5.00%, 9/15/10	$13,612
	Nuveen Investments, Inc., Sr. Notes
	65	10.50%, 11/15/15(6)	60,287
			$73,899
	Building and Development — 0.8%
	Grohe Holding of GmbH, Variable Rate
EUR	1,000	7.622%, 1/15/14	$1,396,331
	Interface, Inc., Sr. Sub. Notes
	$20	9.50%, 2/1/14	20,800
	Interline Brands, Inc., Sr. Sub. Notes
	70	8.125%, 6/15/14	67,900
	Nortek, Inc., Sr. Notes
	195	10.00%, 12/1/13(6)	187,200

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Building and Development (continued)
Panolam Industries International, Sr. Sub. Notes
$220	10.75%, 10/1/13	$174,900
Ply Gem Industries
125	11.75%, 6/15/13(6)	115,312
Realogy Corp.
125	10.50%, 4/15/14	87,500
Stanley Martin Co.
40	9.75%, 8/15/15	17,800
		$2,067,743
Business Equipment and Services — 0.5%
Affinion Group, Inc.
$55	10.125%, 10/15/13	$55,412
Affinion Group, Inc.
110	11.50%, 10/15/15	110,275
Ceridian Corp., Sr. Notes
140	11.25%, 11/15/15(6)	127,400
Education Management, LLC, Sr. Notes
225	8.75%, 6/1/14	210,375
Education Management, LLC, Sr. Sub Notes
310	10.25%, 6/1/16	286,750
MediMedia USA, Inc., Sr. Sub. Notes
90	11.375%, 11/15/14(6)	90,450
Muzak, LLC/Muzak Finance, Sr. Notes
20	10.00%, 2/15/09	18,100
Neff Corp., Sr. Notes
20	10.00%, 6/1/15	7,700
Rental Service Corp.
215	9.50%, 12/1/14	180,600
Travelport, LLC
205	9.875%, 9/1/14	182,962
16	11.875%, 9/1/16	13,200
West Corp.
200	9.50%, 10/15/14	181,000
		$1,464,224
Cable and Satellite Television — 0.3%
Cablevision Systems Corp., Sr. Notes, Series B
$40	8.00%, 4/15/12	$38,000
CCH I Holdings, LLC, Sr. Notes
70	11.00%, 10/1/15	51,800
CCO Holdings, LLC/CCO Capital Corp., Sr. Notes
395	8.75%, 11/15/13	365,375

Principal Amount (000's omitted)	Security	Value
Cable and Satellite Television (continued)
Charter Communications, Inc., Sr. Notes
$100	10.875%, 9/15/14(6)	$103,250
Kabel Deutschland GmbH
135	10.625%, 7/1/14	138,712
National Cable PLC
20	8.75%, 4/15/14	18,900
		$716,037
Chemicals and Plastics — 0.4%
Berry Plastics Corp., Sr. Notes, Variable Rate
$500	7.568%, 2/15/15	$481,250
INEOS Group Holdings PLC, Sr Sub Note
180	8.50%, 2/15/16(6)	119,250
Nova Chemicals Corp., Sr. Notes, Variable Rate
105	5.953%, 11/15/13	89,775
Reichhold Industries, Inc., Sr. Notes
240	9.00%, 8/15/14(6)	241,200
		$931,475
Clothing / Textiles — 0.4%
Levi Strauss & Co., Sr. Notes
$210	9.75%, 1/15/15	$212,100
40	8.875%, 4/1/16	39,100
Oxford Industries, Inc., Sr. Notes
420	8.875%, 6/1/11	407,400
Perry Ellis International, Inc., Sr. Sub. Notes
255	8.875%, 9/15/13	240,975
Phillips Van Heusen, Sr. Notes
100	8.125%, 5/1/13	101,500
		$1,001,075
Conglomerates — 0.1%
RBS Global & Rexnord Corp.
$95	9.50%, 8/1/14	$92,150
90	11.75%, 8/1/16	86,850
		$179,000
Containers and Glass Products — 0.2%
Intertape Polymer US, Inc., Sr. Sub. Notes
$175	8.50%, 8/1/14	$157,062
Pliant Corp. (PIK)
246	11.625%, 6/15/09	247,249

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Containers and Glass Products (continued)
Smurfit-Stone Container Enterprises, Inc., Sr. Notes
$55	8.00%, 3/15/17	$44,275
Stone Container Corp., Sr. Notes
40	8.375%, 7/1/12	35,300
		$483,886
Cosmetics / Toiletries — 0.0%
Bausch & Lomb, Inc., Sr. Notes
$105	9.875%, 11/1/15(6)	$105,787
		$105,787
Ecological Services and Equipment — 0.1%
Waste Services, Inc., Sr. Sub. Notes
$245	9.50%, 4/15/14	$248,675
		$248,675
Electronics / Electrical — 0.3%
Advanced Micro Devices, Inc., Sr. Notes
$220	7.75%, 11/1/12	$190,300
Avago Technologies Finance
95	10.125%, 12/1/13	101,175
115	11.875%, 12/1/15	124,200
NXP BV/NXP Funding, LLC
55	7.875%, 10/15/14	50,875
NXP BV/NXP Funding, LLC, Variable Rate
425	5.463%, 10/15/13	375,594
		$842,144
Equipment Leasing — 0.1%
Hertz Corp.
$180	10.50%, 1/1/16	$164,700
		$164,700
Financial Intermediaries — 0.3%
E*Trade Financial Corp.
$95	7.875%, 12/1/15	$82,175
Ford Motor Credit Co.
185	7.375%, 10/28/09	168,544
75	5.70%, 1/15/10	64,010
225	7.875%, 6/15/10	194,293
Ford Motor Credit Co., Sr. Notes
10	9.875%, 8/10/11	8,431
250	12.00%, 5/15/15	220,159

Principal Amount (000's omitted)	Security	Value
Financial Intermediaries (continued)
General Motors Acceptance Corp.
$85	7.75%, 1/19/10	$72,711
10	7.25%, 3/2/11	7,354
General Motors Acceptance Corp., Variable Rate
60	3.926%, 5/15/09	56,430
		$874,107
Food Products — 0.2%
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes,
$290	11.50%, (0.00% until November 2008), 11/1/11	$269,700
Dole Foods Co., Sr. Notes
280	8.625%, 5/1/09	268,100
		$537,800
Food Service — 0.1%
El Pollo Loco, Inc.
$195	11.75%, 11/15/13	$195,000
NPC International, Inc., Sr. Sub. Notes
215	9.50%, 5/1/14	187,050
		$382,050
Food / Drug Retailers — 0.2%
General Nutrition Center, Sr. Notes, Variable Rate, (PIK)
$220	7.199%, 3/15/14	$187,000
General Nutrition Center, Sr. Sub. Notes
200	10.75%, 3/15/15	172,000
Rite Aid Corp.
225	10.375%, 7/15/16	203,823
60	7.50%, 3/1/17	48,750
		$611,573
Forest Products — 0.3%
Georgia-Pacific Corp.
$15	9.50%, 12/1/11	$15,319
Jefferson Smurfit Corp., Sr. Notes
110	8.25%, 10/1/12	96,525
40	7.50%, 6/1/13	33,200
NewPage Corp.
195	10.00%, 5/1/12	198,412
140	12.00%, 5/1/13	142,100
NewPage Corp., Variable Rate
80	9.123%, 5/1/12	80,800

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Forest Products (continued)
Verso Paper Holdings, LLC/Verso Paper, Inc.
$145	11.375%, 8/1/16	$138,112
		$704,468
Healthcare — 0.7%
Accellent, Inc.
$110	10.50%, 12/1/13	$101,200
Advanced Medical Optics, Inc., Sr. Sub. Notes
40	7.50%, 5/1/17	37,000
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes
170	10.00%, 2/15/15	181,050
Biomet, Inc.
210	11.625%, 10/15/17(6)	223,650
HCA, Inc.
143	8.75%, 9/1/10	145,502
16	7.875%, 2/1/11	15,840
65	9.125%, 11/15/14	66,625
155	9.25%, 11/15/16	160,037
MultiPlan Inc., Sr. Sub. Notes
260	10.375%, 4/15/16(6)	256,100
National Mentor Holdings, Inc.
170	11.25%, 7/1/14	175,525
Res-Care, Inc., Sr. Notes
105	7.75%, 10/15/13	100,537
US Oncology, Inc.
145	9.00%, 8/15/12	144,637
290	10.75%, 8/15/14	289,275
		$1,896,978
Industrial Equipment — 0.1%
Chart Industries, Inc., Sr. Sub. Notes
$105	9.125%, 10/15/15	$109,462
ESCO Corp., Sr. Notes
80	8.625%, 12/15/13(6)	81,200
ESCO Corp., Sr. Notes, Variable Rate
80	6.651%, 12/15/13(6)	75,600
		$266,262
Insurance — 0.0%
Alliant Holdings I, Inc.
$55	11.00%, 5/1/15(6)	$48,125
Hub International Holdings
10	9.00%, 12/15/14(6)	9,100

Principal Amount (000's omitted)	Security	Value
Insurance (continued)
U.S.I. Holdings Corp., Sr. Notes, Variable Rate
$50	6.551%, 11/15/14(6)	$42,000
		$99,225
Leisure Goods / Activities / Movies — 0.5%
AMC Entertainment, Inc.
$225	11.00%, 2/1/16	$223,875
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
105	12.50%, 4/1/13(6)	79,275
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
195	7.383%, 4/1/12(6)	168,675
Marquee Holdings, Inc., Sr. Disc. Notes
365	9.505%, 8/15/14	288,350
Universal City Development Partners, Sr. Notes
145	11.75%, 4/1/10	149,350
Universal City Florida Holdings, Sr. Notes, Variable Rate
485	7.623%, 5/1/10	470,450
		$1,379,975
Lodging and Casinos — 1.0%
Buffalo Thunder Development Authority
$265	9.375%, 12/15/14(6)	$178,875
CCM Merger, Inc.
180	8.00%, 8/1/13(6)	154,350
Chukchansi EDA, Sr. Notes, Variable Rate
150	6.328%, 11/15/12(6)	126,375
Eldorado Casino Shreveport (PIK)
44	10.00%, 8/1/12	43,839
Fontainebleau Las Vegas Casino, LLC
255	10.25%, 6/15/15(6)	167,025
Greektown Holdings, LLC, Sr. Notes
60	10.75%, 12/1/13(4)(6)	44,700
Indianapolis Downs, LLC & Capital Corp., Sr. Notes
85	11.00%, 11/1/12(6)	77,775
Inn of the Mountain Gods, Sr. Notes
310	12.00%, 11/15/10	268,150
Majestic HoldCo, LLC
75	12.50%, (0.00% until October 2008), 10/15/11(6)	1,875
MGM Mirage, Inc.
85	7.50%, 6/1/16	70,338
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
75	8.00%, 4/1/12	69,000
120	7.125%, 8/15/14	100,200
90	6.875%, 2/15/15	71,550

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
OED Corp./Diamond Jo, LLC
$203	8.75%, 4/15/12	$185,745
Park Place Entertainment
290	7.875%, 3/15/10	265,350
Pinnacle Entertainment, Inc.
75	7.50%, 6/15/15(6)	57,750
Pinnacle Entertainment, Inc., Sr. Sub. Notes
10	8.25%, 3/15/12	9,875
Pokagon Gaming Authority, Sr. Notes
56	10.375%, 6/15/14(6)	60,340
San Pasqual Casino
55	8.00%, 9/15/13(6)	50,325
Scientific Games Corp.
30	7.875%, 6/15/16(6)	30,000
Seminole Hard Rock Entertainment, Variable Rate
95	5.276%, 3/15/14(6)	80,275
Station Casinos, Inc.
30	7.75%, 8/15/16	23,100
Station Casinos, Inc., Sr. Notes
135	6.00%, 4/1/12	108,000
Trump Entertainment Resorts, Inc.
410	8.50%, 6/1/15	257,275
Tunica-Biloxi Gaming Authority, Sr. Notes
165	9.00%, 11/15/15(6)	160,875
Waterford Gaming, LLC, Sr. Notes
175	8.625%, 9/15/14(6)	169,969
		$2,832,931
Nonferrous Metals / Minerals — 0.3%
Aleris International, Inc., Sr. Notes
$250	9.00%, 12/15/14	$200,313
Aleris International, Inc., Sr. Sub. Notes
60	10.00%, 12/15/16	44,250
FMG Finance PTY, Ltd.
270	10.625%, 9/1/16(6)	315,900
FMG Finance PTY, Ltd., Variable Rate
110	6.682%, 9/1/11(6)	111,100
		$671,563
Oil and Gas — 1.2%
Allis-Chalmers Energy, Inc., Sr. Notes
$235	9.00%, 1/15/14	$228,538
Cimarex Energy Co., Sr. Notes
65	7.125%, 5/1/17	64,188

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
Clayton Williams Energy, Inc.
$95	7.75%, 8/1/13	$91,675
Compton Pet Finance Corp.
195	7.625%, 12/1/13	192,563
Denbury Resources, Inc., Sr. Sub. Notes
30	7.50%, 12/15/15	30,000
El Paso Corp., Sr. Notes
130	9.625%, 5/15/12	141,624
Encore Acquisition Co., Sr. Sub. Notes
85	7.25%, 12/1/17	83,300
Forbes Energy Services, Sr. Notes
165	11.00%, 2/15/15(6)	167,475
OPTI Canada, Inc., Sr. Notes
50	7.875%, 12/15/14	49,625
100	8.25%, 12/15/14	100,000
Parker Drilling Co., Sr. Notes
85	9.625%, 10/1/13	89,675
Petrohawk Energy Corp., Sr. Notes
435	9.125%, 7/15/13(6)	448,050
65	7.875%, 6/1/15(6)	63,781
Petroleum Development Corp., Sr. Notes
65	12.00%, 2/15/18(6)	69,063
Petroplus Finance, Ltd.
95	7.00%, 5/1/17(6)	84,313
Plains Exploration & Production Co.
135	7.00%, 3/15/17	130,275
Quicksilver Resources, Inc.
105	7.125%, 4/1/16	98,306
Sandridge Energy, Inc., Sr. Notes
155	8.00%, 6/1/18(6)	156,550
SemGroup L.P., Sr. Notes
290	8.75%, 11/15/15(6)	282,750
SESI, LLC, Sr. Notes
30	6.875%, 6/1/14	28,800
Stewart & Stevenson, LLC, Sr. Notes
225	10.00%, 7/15/14	223,313
United Refining Co., Sr. Notes
470	10.50%, 8/15/12	457,075
VeraSun Energy Corp.
55	9.875%, 12/15/12	48,606
		$3,329,545

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Publishing — 0.5%
Dex Media West/Finance, Series B
$112	9.875%, 8/15/13	$101,080
Harland Clarke Holdings
85	9.50%, 5/15/15	70,125
Idearc, Inc., Sr. Notes
140	8.00%, 11/15/16	88,725
Laureate Education, Inc.
35	10.00%, 8/15/15(6)	32,550
460	10.25%, 8/15/15(6)	410,550
Nielsen Finance, LLC
85	10.00%, 8/1/14	86,063
195	10.00%, 8/1/14(6)	202,069
75	12.50%, (0.00% until 2011), 8/1/16	51,938
R.H. Donnelley Corp.
315	8.875%, 10/15/17(6)	189,000
Reader's Digest Association, Inc., (The), Sr. Sub. Notes
320	9.00%, 2/15/17(6)	235,200
		$1,467,300
Radio and Television — 0.1%
LBI Media, Inc., Sr. Disc. Notes
$80	11.00%, (0.00% until October 2008), 10/15/13	$66,000
Rainbow National Services, LLC, Sr. Sub. Debs.
80	10.375%, 9/1/14(6)	85,400
		$151,400
Rail Industries — 0.2%
American Railcar Industry, Sr. Notes
$100	7.50%, 3/1/14	$93,500
Kansas City Southern, Sr. Notes
155	7.625%, 12/1/13	151,125
100	7.375%, 6/1/14	97,500
105	8.00%, 6/1/15	106,575
		$448,700
Retailers (Except Food and Drug) — 0.8%
Amscan Holdings, Inc., Sr. Sub. Notes
$220	8.75%, 5/1/14	$196,900
GameStop Corp.
660	8.00%, 10/1/12	676,500
Michaels Stores, Inc., Sr. Notes
85	10.00%, 11/1/14	74,056
Neiman Marcus Group, Inc.
160	9.00%, 10/15/15	158,800
640	10.375%, 10/15/15	643,200

Principal Amount (000's omitted)	Security	Value
Retailers (Except Food and Drug) (continued)
Sally Holdings, LLC, Sr. Notes
$140	10.50%, 11/15/16	$134,050
Toys "R" Us
125	7.375%, 10/15/18	93,125
Yankee Acquisition Corp., Series B
295	8.50%, 2/15/15	231,575
70	9.75%, 2/15/17	50,750
		$2,258,956
Steel — 0.1%
RathGibson, Inc., Sr. Notes
$240	11.25%, 2/15/14	$231,000
Ryerson, Inc., Sr. Notes
15	12.00%, 11/1/15(6)	14,963
Ryerson, Inc., Sr. Notes, Variable Rate
10	10.248%, 11/1/14(6)	9,450
Steel Dynamics, Inc., Sr. Notes
110	7.375%, 11/1/12(6)	110,550
		$365,963
Surface Transport — 0.1%
CEVA Group, PLC, Sr. Notes
$110	10.00%, 9/1/14(6)	$113,575
		$113,575
Telecommunications — 0.9%
Centennial Cellular Operating Co./Centennial Communication Corp., Sr. Notes
$130	10.125%, 6/15/13	$134,550
Digicel Group, Ltd., Sr. Notes
255	9.25%, 9/1/12(6)	263,606
175	8.875%, 1/15/15(6)	165,594
192	9.125%, 1/15/15(6)	181,680
Intelsat Bermuda, Ltd.
355	11.25%, 6/15/16	361,213
Nortel Networks, Ltd.
255	10.75%, 7/15/16(6)	253,725
Qwest Communications International, Inc.
450	7.50%, 2/15/14	429,750
Qwest Corp., Sr. Notes
145	7.625%, 6/15/15	140,288
Qwest Corp., Sr. Notes, Variable Rate
475	6.026%, 6/15/13	456,000

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Telecommunications (continued)
Windstream Corp., Sr. Notes
$105	8.125%, 8/1/13	$105,263
30	8.625%, 8/1/16	30,075
Windstream Regatta Holdings, Inc., Sr. Sub. Notes
50	11.00%, 12/1/17(6)	34,750
		$2,556,494
Utilities — 0.5%
AES Corp., Sr. Notes
$8	8.75%, 5/15/13(6)	$8,340
Dynegy Holdings, Inc., Sr. Notes
15	7.75%, 6/1/19	13,725
Edison Mission Energy, Sr. Notes
15	7.50%, 6/15/13	14,963
Energy Future Holdings, Sr. Notes
200	10.875%, 11/1/17(6)	203,000
NGC Corp.
205	7.625%, 10/15/26	171,175
NRG Energy, Inc.
70	7.25%, 2/1/14	67,025
190	7.375%, 1/15/17	180,025
NRG Energy, Inc., Sr. Notes
65	7.375%, 2/1/16	61,344
Orion Power Holdings, Inc., Sr. Notes
350	12.00%, 5/1/10	379,750
Reliant Energy, Inc., Sr. Notes
10	7.625%, 6/15/14	9,800
Texas Competitive Electric Holdings Co., LLC, Series A, Sr. Notes
130	10.25%, 11/1/15(6)	128,050
Texas Competitive Electric Holdings Co., LLC, Series B, Sr. Notes
105	10.25%, 11/1/15(6)	103,425
		$1,340,622
Total Corporate Bonds & Notes (identified cost $33,137,562)		$31,318,782

Asset Backed Securities — 1.4%
Principal Amount (000's omitted)	Security	Value
$500	Alzette European CLO SA, Series 2004-1A, Class E2, 11.86%, 12/15/20(6)(7)	$463,900
380	Avalon Capital Ltd. 3, Series 1A, Class D, 4.588%, 2/24/19(6)(7)	274,968
500	Babson Ltd., Series 2005-1A, Class C1, 4.741%, 4/15/19(6)(7)	343,600
500	Bryant Park CDO Ltd., Series 2005-1A, Class C, 4.841%, 1/15/19(6)(7)	352,100
500	Carlyle High Yield Partners, Series 2004-6A, Class C, 5.166%, 8/11/16(6)(7)	373,750
500	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 8.177%, 3/8/17(7)	374,600
500	Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 7.539%, 7/17/19(7)	344,900
1,000	Madison Park Funding Ltd., Series 2006-2A, Class D, 7.554%, 3/25/20(6)(7)	660,000
1,000	Schiller Park CLO Ltd., Series 2007-1A, Class D, 4.67%, 4/25/21(6)(7)	665,400
Total Asset Backed Securities (identified cost $5,346,710)		$3,853,218
Convertible Bonds — 0.1%
Principal Amount	Security	Value
Aerospace and Defense — 0.1%
$170,000	L-3 Communications Corp., 3.00%, 8/1/35(6)	$188,913
Total Convertible Bonds (identified cost $171,761)		$188,913
Common Stocks — 0.1%
Shares	Security	Value
Automotive — 0.0%
10,443	Hayes Lemmerz International(8)	$29,658
		$29,658
Lodging and Casinos — 0.0%
289	Shreveport Gaming Holdings, Inc.(3)	$4,768
15,879	Trump Entertainment Resorts, Inc.(8)	30,329
		$35,097

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Shares	Security	Value
Telecommunications — 0.1%
2,959	American Tower Corp., Class A(8)	$125,018
		$125,018
Total Common Stocks (identified cost $315,448)		$189,773
Preferred Stocks — 0.1%
Shares	Security	Value
Automotive — 0.0%
35	Hayes Lemmerz International, Series A, Convertible(8)(9)	$655
		$655
Chemicals and Plastics — 0.0%
15	Key Plastics, LLC, Series A(3)(8)(9)	$0
		$0
Oil and Gas — 0.0%
542	Chesapeake Energy Corp., 4.50%, Convertible	$87,262
		$87,262
Telecommunications — 0.1%
1,783	Crown Castle International Corp., 6.25% (PIK), Convertible	$102,745
		$102,745
Total Preferred Stocks (identified cost $151,834)		$190,662
Miscellaneous — 0.0%
Shares	Security	Value
Cable and Satellite Television — 0.0%
270,000	Adelphia, Inc., Escrow Certificate(8)	$23,287
261,268	Adelphia Recovery Trust(8)	13,717
Total Miscellaneous (identified cost $252,930)		$37,004

Closed-End Investment Companies — 2.3%
Shares	Security	Value
17,436	BlackRock Floating Rate Income Strategies Fund, Inc.	$261,889
9,908	BlackRock Floating Rate Income Strategies Fund II, Inc.	146,143
8,345	BlackRock Global Floating Rate Income Trust Fund	123,756
1,174	First Trust/Four Corners Senior Floating Rate Income Fund	16,671
200,596	First Trust/Four Corners Senior Floating Rate Income Fund II	2,848,463
296,293	ING Prime Rate Trust	1,697,759
5,140	LMP Corporate Loan Fund, Inc.	55,975
23,301	Nuveen Floating Rate Income Fund	251,651
3,401	Nuveen Floating Rate Income Opportunity Fund	36,153
11,375	Nuveen Senior Income Fund	75,416
55	PIMCO Floating Rate Income Fund	786
647	PIMCO Floating Rate Strategy Fund	8,547
117	Pioneer Floating Rate Trust	1,611
136,255	Van Kampen Senior Income Trust	787,554
Total Closed-End Investment Companies (identified cost $7,439,234)		$6,312,374
Short-Term Investments — 2.5%
Interest (000's omitted)	Description	Value
$6,872	Investment in Cash Management Portfolio, 2.28%(10)	$6,871,843
Total Short-Term Investments (identified cost $6,871,843)		$6,871,843
Total Investments — 178.3% (identified cost $525,798,724)		$486,634,687
Less Unfunded Loan Commitments — (0.7)%		$(1,967,684)
Net Investments — 177.6% (identified cost $523,831,040)		$484,667,003
Other Assets, Less Liabilities — (37.3)%		$(101,637,414)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (40.3)%		$(110,089,077)
Net Assets Applicable to Common Shares — 100.0%		$272,940,512

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

PORTFOLIO OF INVESTMENTS CONT'D

DIP - Debtor in Possession

PIK - Payment In Kind

REIT - Real Estate Investment Trust

EUR - Euro

GBP - British Pound Sterling

*  In U.S. dollars unless otherwise indicated.

(1)  Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR") and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  This Senior Loan will settle after June 30, 2008, at which time the interest rate will be determined.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(5)  Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate value of the securities is $11,365,410 or 4.2% of the Trust's net assets.

(7)  Variable rate security. The stated interest rate represents the rate in effect at June 30, 2008.

(8)  Non-income producing security.

(9)  Restricted security.

(10)  Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2008.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of June 30, 2008

Assets
Unaffiliated investments, at value (identified cost, $516,959,197)	$477,795,160
Affiliated investment, at value (identified cost, $6,871,843)	6,871,843
Cash	4,438,550
Foreign currency, at value (identified cost, $71,023)	71,314
Receivable for investments sold	45,663
Dividends and interest receivable	3,652,145
Interest receivable from affiliated investment	9,727
Receivable for open forward foreign currency contracts	46,662
Receivable for open swap contracts	9,108
Prepaid expenses	30,231
Total assets	$492,970,403
Liabilities
Notes payable	$105,000,000
Payable for investments purchased	3,990,872
Payable to affiliate for investment adviser fee	339,362
Payable to affiliate for administration fee	100,417
Accrued expenses	510,163
Total liabilities	$109,940,814
Auction preferred shares (4,400 shares outstanding) at liquidation value plus cumulative unpaid dividends	$110,089,077
Net assets applicable to common shares	$272,940,512
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 36,466,497 shares issued and outstanding	$364,665
Additional paid-in capital	362,396,027
Accumulated net realized loss (computed on the basis of identified cost)	(51,543,468)
Accumulated undistributed net investment income	852,394
Net unrealized depreciation (computed on the basis of identified cost)	(39,129,106)
Net assets applicable to common shares	$272,940,512
Net Asset Value Per Common Share
($272,940,512 ÷ 36,466,497 common shares issued and outstanding)	$7.48

Statement of Operations

For the Year Ended
June 30, 2008

Investment Income
Interest	$38,026,873
Dividends	560,686
Interest income allocated from affiliated investment	359,072
Expenses allocated from affiliated investment	(41,799)
Total investment income	$38,904,832
Expenses
Investment adviser fee	$4,163,948
Administration fee	1,236,704
Trustees' fees and expenses	19,367
Preferred shares remarketing agent fee	295,437
Custodian fee	200,364
Legal and accounting services	138,996
Printing and postage	90,325
Transfer and dividend disbursing agent fees	50,813
Interest expense and fees	5,567,604
Miscellaneous	100,675
Total expenses	$11,864,233
Deduct — Reduction of custodian fee	$3,712
Total expense reductions	$3,712
Net expenses	$11,860,521
Net investment income	$27,044,311
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(620,316)
Swap contracts	33,367
Foreign currency and forward foreign currency exchange contract transactions	(4,750,226)
Net realized loss	$(5,337,175)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(42,976,602)
Swap contracts	(36,498)
Foreign currency and forward foreign currency exchange contracts	207,611
Net change in unrealized appreciation (depreciation)	$(42,805,489)
Net realized and unrealized loss	$(48,142,664)
Distributions to preferred shareholders
From net investment income	$(4,841,699)
Net decrease in net assets from operations	$(25,940,052)

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended June 30, 2008	Year Ended June 30, 2007
From operations — Net investment income	$27,044,311	$29,211,586
Net realized gain (loss) from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(5,337,175)	1,524,457
Net change in unrealized appreciation (depreciation) from investments, swap contracts and foreign currency and forward foreign currency exchange contracts	(42,805,489)	539,638
Distributions to preferred shareholders — From net investment income	(4,841,699)	(5,610,210)
Net increase (decrease) in net assets from operations	$(25,940,052)	$25,665,471
Distributions to common shareholders — From net investment income	$(22,062,231)	$(23,593,824)
Total distributions to common shareholders	$(22,062,231)	$(23,593,824)
Net increase (decrease) in net assets	$(48,002,283)	$2,071,647
Net Assets Applicable to Common Shares
At beginning of year	$320,942,795	$318,871,148
At end of year	$272,940,512	$320,942,795
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$852,394	$2,105,192

Statement of Cash Flows

Cash Flows From Operating Activities	For the Year Ended June 30, 2008
Net decrease in net assets from operations	$(25,940,052)
Distributions to preferred shareholders	4,841,699
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(21,098,353)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(127,996,603)
Investments sold and principal payments	147,602,575
Increase in short-term investments, net	(5,037,124)
Net amortization of premium (discount)	316,077
Decrease in dividends and interest receivable	545,787
Increase in interest receivable from affiliated investment	(9,727)
Decrease in payable for investments purchased	(16,036,204)
Decrease in receivable for investments sold	3,093,324
Decrease in receivable for open swap contracts	36,498
Increase in receivable for open forward foreign currency contracts	(46,662)
Decrease in prepaid expenses	10,110
Decrease in payable for open forward foreign currency contracts	(164,918)
Decrease in payable to affiliate for investment adviser fee	(68,222)
Decrease in payable to affiliate for administration fee	(21,020)
Decrease in unfunded loan commitments	(1,578,082)
Decrease in accrued expenses	(174,731)
Net change in unrealized (appreciation) depreciation on investments	42,976,602
Net realized (gain) loss on investments	620,316
Net cash provided by operating activities	$22,969,643
Cash Flows From Financing Activities
Cash distributions paid to common shareholders, net of reinvestments	$(22,062,231)
Distributions to preferred shareholders	(4,799,475)
Decrease in notes payable	(5,000,000)
Net cash used in financing activities	$(31,861,706)
Net decrease in cash	$(8,892,063)
Cash at beginning of year(1)	$13,401,927
Cash at end of year(1)	$4,509,864

(1)  Balance includes foreign currency, at value.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)
Net asset value — Beginning of year (Common shares)	$8.800	$8.740	$8.760	$8.780	$8.500
Income (loss) from operations
Net investment income	$0.742	$0.801	$0.697	$0.533	$0.468
Net realized and unrealized gain (loss)	(1.324)	0.060	(0.026)	(0.029)	0.293
Distributions to preferred shareholders from net investment income	(0.133)	(0.154)	(0.122)	(0.068)	(0.035)
Total income (loss) from operations	$(0.715)	$0.707	$0.549	$0.436	$0.726
Less distributions to common shareholders
From net investment income	$(0.605)	$(0.647)	$(0.569)	$(0.456)	$(0.446)
Total distributions to common shareholders	$(0.605)	$(0.647)	$(0.569)	$(0.456)	$(0.446)
Net asset value — End of year (Common shares)	$7.480	$8.800	$8.740	$8.760	$8.780
Market value — End of year (Common shares)	$6.620	$8.570	$8.130	$8.040	$9.460
Total Investment Return on Net Asset Value(2)	(7.58)%	8.70%	7.02%	5.16%	8.65%
Total Investment Return on Market Value(2)	(16.01)%	13.81%	8.46%	(10.42)%	11.59%

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$272,941	$320,943	$318,871	$319,404	$318,792
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses before custodian fee reduction	2.22%	2.21%	2.16%	2.20%	2.17%
Expenses after custodian fee reduction	2.22%	2.20%	2.16%	2.20%	2.17%
Interest expense	1.95%	2.16%	1.76%	1.02%	0.54%
Total expenses	4.17%	4.36%	3.92%	3.22%	2.71%
Net investment income	9.47%	9.11%	7.94%	6.06%	5.41%
Portfolio Turnover	26%	64%	55%	72%	82%

The ratios reported above are based on net assets attributable solely to common shares. The ratios based on net assets, including amounts related to preferred shares are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses before custodian fee reduction	1.60%	1.64%	1.61%	1.64%	1.61%
Expenses after custodian fee reduction	1.60%	1.64%	1.61%	1.64%	1.61%
Interest expense	1.41%	1.61%	1.31%	0.76%	0.40%
Total expenses	3.01%	3.25%	2.92%	2.40%	2.01%
Net investment income	6.84%	6.79%	5.91%	4.51%	4.00%
Senior Securities:
Total notes payable outstanding (in 000's)	$105,000	$110,000	$120,000	$120,000	$120,000
Asset coverage per $1,000 of notes payable(4)	$4,648	$4,918	$4,574	$4,579	$4,573
Total preferred shares outstanding	4,400	4,400	4,400	4,400	4,400
Asset coverage per preferred share(5)	$56,770	$61,489 (7)	$59,672 (7)	$59,734 (7)	$59,657 (7)
Involuntary liquidation preference per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(6)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share and distributions to preferred shareholders were computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  Calculated by subtracting the Trust's total liabilities (not including the notes payable and preferred shares) from the Trust's total assets, and dividing the result by the notes payable balance in thousands.

(5)  Calculated by subtracting the Trust's total liabilities (not including the notes payable and preferred shares) from the Trust's total assets, and dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares. Such amount equates to 227%, 246%, 239%, 239% and 239% at June 30, 2008, 2007, 2006, 2005 and 2004, respectively.

(6)  Plus accumulated and unpaid dividends.

(7)  Prior year amounts of $97,952, $97,478, $97,601 and $97,456 for the years ended June 30, 2007, 2006, 2005 and 2004, respectively, have been adjusted to reflect notes payable outstanding as a senior security, resulting in a decline in the asset coverage per preferred share as previously reported. These changes had no effect on the Trust's net asset value, net assets, net investment income, net change in net assets from operations, financial highlights or total return.

See notes to financial statements

Eaton Vance Senior Income Trust as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from an independent pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the following valuation techniques: (i) a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality; (ii) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (iii) a discounted cash flow analysis; or (iv) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations, including listed securities and securities for which quotations are available, will normally be valued on the basis of market quotations provided by independent pricing services. The pricing services consider various factors relating to bonds and/or market transactions to determine market value. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Forward foreign currency exchange contracts are generally valued using prices supplied by a pricing vendor or dealers. Credit default swaps are valued by a broker-dealer (usually the counterparty to the agreement). Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Trust may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash

Eaton Vance Senior Income Trust as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At June 30, 2008, the Trust, for federal income tax purposes, had a capital loss carryforward of $46,263,112, which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on June 30, 2010 ($25,817,521), June 30, 2011 ($13,711,847), June 30, 2012 ($6,681,243) and June 30, 2016 ($52,501).

At June 30, 2008, the Trust had net capital losses of $5,268,007 attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Trust's taxable year ending June 30, 2009.

As of June 30, 2008, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust's federal tax returns filed in the 3-year period ended June 30, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

Eaton Vance Senior Income Trust as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

J  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Trust enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Trust may enter into credit default swap contracts to buy or sell protection against default on an individual issuer or a basket of issuers of bonds. When the Trust is a buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract in the event of default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust pays the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefits from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligations. As the seller, the Trust effectively adds leverage to its portfolio because, in addition to its total net assets, the Trust is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Trust also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payment or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Trust segregates assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on June 27, 2001 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specific maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 125% of the "AA" Financial Composite Commercial Paper Rate on the date of the auction. Series of APS are identical in all respect except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of June 30, 2008 is as follows:

APS Issued and Outstanding
Series A	2,200
Series B	2,200

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the 1940 Act. The Trust pays an annual fee equivalent to

Eaton Vance Senior Income Trust as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions.

3 Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains, (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2008, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at June 30, 2008	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges
Series A	2.68%	$2,420,312	4.40%	2.44	% – 6.50%
Series B	2.74%	$2,421,387	4.40%	2.46	% – 6.50%

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate for each series as of June 30, 2008.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended June 30, 2008 and June 30, 2007 was as follows:

	Year Ended June 30,
	2008	2007
Distributions declared from:
Ordinary income	$26,903,930	$29,204,034

During the year ended June 30, 2008, accumulated net realized loss was decreased by $7,290, accumulated undistributed net investment income was decreased by $1,393,179 and paid-in capital was increased by $1,385,889 due to differences between book and tax accounting, primarily for premium amortization, foreign currency gain (loss), mixed straddles and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of June 30, 2008 the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$615,109
Net unrealized depreciation	$(38,904,170)
Capital loss carryforward and post October losses	$(51,531,119)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, swap contracts and investments in partnerships.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.85% of the Trust's average weekly gross assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Trust's investment of cash therein is credited against the Trust's adviser fee. For the year ended June 30, 2008, the Trust's adviser fee totaled $4,203,422 of which $39,474 was allocated from Cash Management and $4,163,948 was paid or accrued directly by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust's average weekly gross assets. For the year ended June 30, 2008, the administration fee amounted to $1,236,704.

Except for Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

Eaton Vance Senior Income Trust as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $127,996,603 and $147,602,575, respectively, for the year ended June 30, 2008.

6  Common Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares for the years ended June 30, 2008 and June 30, 2007.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at June 30, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$523,596,996
Gross unrealized appreciation	$2,402,655
Gross unrealized depreciation	(41,332,648)
Net unrealized depreciation	$(38,929,993)

8  Restricted Securities

At June 30, 2008, the Trust owned the following securities (representing less than 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value
Preferred Stocks
Hayes Lemmerz International, Series A	6/04/03	35	$1,750	$655
Key Plastics, LLC, Series A	4/26/01	15	15,000	0
			$16,750	$655

9  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include forward foreign currency exchange contracts, interest rate swaps and credit default swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at June 30, 2008 is as follows:

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Net Unrealized Appreciation
7/31/08	British Pound Sterling	United States Dollar
	5,343,013	10,611,866	$1,335
7/31/08	Euro 17,900,705	United States Dollar 28,208,825	45,327
			$46,662

Credit Default Swaps

Counterparty	Reference Entity	Buy/ Sell	Notional Amount (000's omitted)	Pay/ Receive Annual Fixed Rate	Termination Date	Net Unrealized Appreciation
Lehman
Brothers, Inc.	Inergy, L.P.	Sell	$1,500	2.20%	3/22/2010	$9,108

At June 30, 2008, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

10  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement (the Agreement) with conduit lenders and a bank that allows it to borrow up to an initial limit of $120 million and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits' commercial paper issuance rate and is payable monthly.

Eaton Vance Senior Income Trust as of June 30, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Under the terms of the Agreement, the Trust also pays a program fee of 0.24% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.13% per annum on the amount of the facility. Program and commitment fees for the year ended June 30, 2008 totaled $446,688 and are included in interest expense and fees in the Statement of Operations. For the year ended June 30, 2008, the average borrowings under the Agreement and the average interest rate were $109,822,404 and 4.66%, respectively.

11  Risk Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12  Concentration of Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issues. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher nonpayment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to a greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value.

13  Recently Issued Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Trust's financial statement disclosures.

Eaton Vance Senior Income Trust as of June 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Senior Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the "Trust"), including the portfolio of investments, as of June 30, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of June 30, 2008, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Senior Income Trust as of June 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
August 15, 2008

Eaton Vance Senior Income Trust as of June 30, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust.

Eaton Vance Senior Income Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Senior Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

The authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of June 30, 2008, our records indicate that there are 208 registered shareholders and approximately 14,515 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVF.

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Senior Income Trust (the "Fund") and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. The Board noted the experience of the Adviser's large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Senior Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by management's focus on reducing volatility. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider.

The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering and the waiver of fees provided by the Adviser for the first five years of the Fund's life. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Senior Income Trust

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee	Until 2011. 3 years. Since 2007.	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC, and EV which are affiliates of the Trust.	177	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2011. 3 years. Since 2005.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	177	None

Allen R. Freedman 4/3/40	Class II Trustee	Until 2009. 2 years. Since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and Director on Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	177	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class III Trustee	Until 2010. 3 years. Since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Class I APS Trustee	Until 2011. 3 years. Since 2003.	Professor of Law, Georgetown University Law Center.	177	None

Heidi L. Steiger 7/8/53	Class III Trustee	Until 2010. 3 years. Since 2007.	President, Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	177	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2010. 3 years. Since 1999.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class II APS Trustee	Until 2009. 3 years. Trustee since 2005; Chairman since 2007.	Consultant and private investor.	177	None

Eaton Vance Senior Income Trust

MANAGEMENT AND ORGANIZATION CONT'D

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years(1)
Scott H. Page 11/30/59	President	Since 2007*	Vice President of EVM and BMR. Officer of 14 registered investment companies managed by EVM or BMR.

John P. Redding 3/21/63	Vice President	Since 2001	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 29 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Chief Legal Officer and Secretary	Since 2007	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

*  Prior to becoming President of the Trust, Mr. Page served as Vice President since 1998.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Trust's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on October 12, 2007.

Investment Adviser and Administrator of Eaton Vance Senior Income Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Senior Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

171-8/08  SITSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2007 and June 30, 2008 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such periods.

Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/07	06/30/08

Audit Fees	$58,700	$56,770

Audit-Related Fees(1)	$5,150	$23,330

Tax Fees(2)	$13,384	$17,710

All Other Fees(3)	$0	$0

Total	$77,234	$97,810

(1)           Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares and revolving credit agreement.

(2)           Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)           All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended June 30, 2007 and the fiscal year ended June 30, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods.

Fiscal Years Ended	06/30/07	06/30/08

Registrant	$18,534	$41,040

Eaton Vance(1)	$83,500	$445,126

Total	$102,034	$486,166

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, John Redding and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Page and Redding are the portfolio managers responsible for the day-to-day management of specific segments of the Fund’s investment portfolio.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Senior Loan Group.  Mr. Redding has been with Eaton Vance since 1998 and is a Vice President of EVM and BMR.  This information is provided as of the date of filing of this report.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*
Scott H. Page
Registered Investment Companies(1)	14	$12,062.5	0	$0
Other Pooled Investment Vehicles	7	$5,403.3	6	$1,984.5
Other Accounts	2	$1,006.7	0	$0

John P. Redding
Registered Investment Companies	1	$487.9	0	$0
Other Pooled Investment Vehicles	1	$764.3	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(1) Numbers provided include certain investment companies structured as fund of funds which invest in funds in the Eaton Vance Complex advised by other portfolio managers.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	$100,001 - $500,000
John P. Redding	$50,001 - $100,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  Eaton Vance Management has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	August 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	August 8, 2008

By:	/s/ Scott H. Page
Scott H. Page
President

Date:	August 8, 2008